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                              Power Portfolio (sm)
                                Variable Annuity


                               SEMI-ANNUAL REPORT
                        ---------------------------------
                                 June 30, 1997

Dear Valued Customer:

I am pleased to present this semi-annual report for the investment portfolios available through GNA's Power Portfolio variable annuity. This report includes each portfolio manager's commentary regarding activity in the financial markets during the past six months and each manager's current economic perspective and outlook. The following pages also include financial statements and highlights for each of your variable annuity investment portfolios. I encourage you to use the information contained in this report as a part of your regular Power Portfolio variable annuity account review to ensure your investment allocation is satisfying your investment objectives.

Regarding a recent development that may impact your account, in May of this year, GNA filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of certain investment portfolios of GE Investments Funds, Inc. for shares of the GNA Variable Series Trust and of the Variable Investment Trust. Such a share substitution would replace the Growth, Value, Government, and Adjustable Rate Portfolios of the GNA Variable Series Trust and the GE U.S. Equity, GE International Equity, GE Fixed Income and GE Money Market Portfolios of the Variable Investment Trust with similar GE Investment Funds Inc. portfolios as investment options.

If the proposed substitutions are approved and carried out, each contract owner affected by the substitution should receive a written notice stating that the substitutions were approved and carried out. The notice will also state that any affected contract owners may transfer all amounts from the GNA portfolios to any available GE Investment Funds Inc. portfolio. You will receive additional information regarding this change in the mail in the coming months.

Please call the GNA Variable Annuity Service Center at 1-800-455-0870 with questions and comments about this semi-annual report or your variable annuity account.

Thank you for investing with GNA.

Sincerely,

/s/ Scott A. Curtis
------------------------
Scott A. Curtis
Vice President

   The Power Portfolio Variable Annuity is offered by GNA Distributors, Inc.

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2                                               Power Portfolio Variable Annuity
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                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----

Letter from the Vice President.......................................  1
Table of Contents....................................................  2
GNA VARIABLE SERIES TRUST
  Listing of Trustees and Officers...................................  3
  Adviser's Financial Market Review..................................  5
  Sub-Adviser Commentaries and Performance Graphs
     GNA Growth Portfolio............................................  6
     GNA Value Portfolio.............................................  8
     GNA Government Portfolio........................................ 11
     GNA Adjustable Rate Portfolio................................... 14
  Notes to Performance............................................... 16
  Investment Portfolios.............................................. 18
  Financial Statements............................................... 34
  Financial Highlights............................................... 38
  Notes to Financial Statements...................................... 40
VARIABLE INVESTMENT TRUST
  Listing of Trustees and Officers................................... 48
  Financial Market Review............................................ 49
  Adviser Commentaries and Performance Graphs
     GE U.S. Equity Portfolio........................................ 51
     GE International Equity Portfolio............................... 54
     GE Fixed Income Portfolio....................................... 57
     GE Money Market Portfolio....................................... 59
  Notes to Performance............................................... 61
  Investment Portfolios.............................................. 62
  Financial Statements............................................... 88
  Financial Highlights............................................... 92
  Notes to Financial Statements...................................... 94

  This report is prepared for Certificate holders of the Power Portfolio and the Paragon Power Portfolio Variable Annuities. It is not authorized for use as an offer of sale or a solicitation of an offer to buy the Power Portfolio Variable Annuity unless accompanied or preceded by the annuity's current prospectus and the current prospectuses of the portfolios available for investment thereunder.

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GNA Variable Series Trust                                                      3
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                     GNA VARIABLE SERIES TRUST MUTUAL FUNDS

           GROWTH PORTFOLIO * VALUE PORTFOLIO * GOVERNMENT PORTFOLIO
                          * ADJUSTABLE RATE PORTFOLIO

                               Semi-Annual Report

TRUSTEES AND OFFICERS
  EDWARD R. MCMILLAN
  Trustee, Chairman of the Board
  PIERCE T. LINDBERG
  Trustee
  DOUGLAS H. PEDERSEN
  Trustee
  GEOFFREY S. STIFF
  President and CEO
  CHARLES A. KAMINSKI
  Senior Vice President
  VICTOR C. MOSES
  Senior Vice President
  THOMAS W. CASEY
  Vice President and Treasurer
  STEPHEN N. DEVOS
  Vice President
  and Controller
  EDWARD J. WILES, JR.
  Vice President
  and Secretary
  SCOTT A. CURTIS
  Vice President
  JEROME R. POWERS
  Vice President
  J. NEIL MCMURDIE
  Assistant Vice President
  KARRI J. HARRINGTON
  Assistant Secretary

SUB-ADVISERS

ADJUSTABLE RATE PORTFOLIO
  STANDISH, AYER & WOOD, INC.
  Boston, Massachusetts

VALUE PORTFOLIO
  DUFF & PHELPS INVESTMENT
  MANAGEMENT CO.
  Chicago, Illinois

GROWTH PORTFOLIO
  VALUE LINE, INC.
  New York, New York

ADVISER
  GNA CAPITAL MANAGEMENT, INC.
  Seattle, Washington

DISTRIBUTOR
  GNA DISTRIBUTORS, INC.
  Seattle, Washington

COUNSEL
  GOODWIN, PROCTER & HOAR
  Boston, Massachusetts

CUSTODIAN & TRANSFER AGENT
  STATE STREET BANK AND
  TRUST COMPANY
  Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
  COOPERS & LYBRAND, L.L.P.
  Boston, Massachusetts

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4                                                      GNA Variable Series Trust
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GNA Variable Series Trust                                                      5
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                            FINANCIAL MARKET REVIEW

                          GNA CAPITAL MANAGEMENT, INC.

         During the six month period ended June 30, 1997, financial market participants were presented with conflicting economic signals. Annualized quarterly GDP growth rates of +2.1%, +3.8%, and +5.9% for the third quarter of 1996 through the first quarter of 1997 established a trend of rapidly increasing economic growth. As often happens during such a period, fears of future inflation increased, and this caused intermediate and long-term interest rates to rise. In late March, the Federal Reserve increased short-term interest rates by .25%, in what was viewed as a preemptive strike against future inflation.

         More recent economic statistics pointed to a slower rate of economic growth during the second quarter of 1997, which reduced fears of future inflation, causing a decline in intermediate and long-term interest rates. Bond prices, which move in the opposite direction of yield changes, declined and then increased during the six month period. The 5-year Treasury yield began the period at 6.21%, rose to 6.86% in mid-April, and then declined to 6.38% on June 30th. In this environment, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +3.1%.

         Meanwhile, through it all, actual inflation, as measured by the change in the Consumer Price Index, declined during the period, ending at a year-over-year rate of +2.3%, down from a comparable level of +3.3% in December 1996. With actual, backward-looking inflation seemingly under control, market participants are left to ponder what, if any, monetary policy actions the Federal Reserve will take during the remainder of 1997.

         In the equity market, stock prices were propelled higher by increasing corporate profits, declining interest rates during the second quarter of 1997, and a growing expectation that the Federal Reserve was not going to raise short-term interest rates again for a while. Major market indexes moved to record highs throughout the period, although interrupted by a roughly 10% correction from mid-March through mid-April. In this environment, the stock market, as measured by the S&P 500 Stock Index, had a total return of +20.5%, well above the long-term average for a six month period.

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6                                 GNA Variable Series Trust-GNA Growth Portfolio
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                     FROM THE GROWTH PORTFOLIO SUB-ADVISER

                                VALUE LINE, INC.
                       PORTFOLIO MANAGER: ALAN N. HOFFMAN

       Q.  WHAT HAPPENED IN THE MARKET OVER THE PAST SIX MONTHS?

       A. In terms of the large-capitalization "household-name" stocks that comprise the major market indexes, the year began by continuing the powerful bull run that's been in place since late 1994. After a period of consolidation in March and April (during which the Dow Jones Industrial Average dropped nearly 1,000 points), the buying pressure returned, pushing the indexes to a series of record highs.

            However, not all segments of the market performed in line with the large-cap indexes: smaller-cap, secondary, and technology stocks exhibited severe underperformance early in the year (continuing trends established in 1996). Following the springtime consolidation mentioned above, however, these stocks have recovered nicely and are now in the process of closing the performance gap set up in the January-April span.

       Q.  WHAT HAPPENED IN THE PORTFOLIO OVER THE PAST SIX MONTHS?

       A. With its concentration in technology and smaller-cap equities, returns for the Growth Portfolio lagged the broad market over the first four months of 1997. Given the inhospitable climate for growth investing during that period, we engaged in some defensive strategies, including broadening the Portfolio's diversification by selectively purchasing index-type stocks. Again, performance has improved markedly since May.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. In an environment of reasonable economic and corporate-profit growth, low inflation, and declining interest rates, we believe that the stock market is poised for continued growth in the intermediate term. This rising market, however, will exhibit lots of twists and turns along the way, and market watchers should not be suprised by episodes of consolidation which may involve drops of several hundred points in the Dow Jones Industrial Average.

       Q. HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF YOUR MARKET OUTLOOK?

       A. The Portfolio is almost fully invested and broadly diversified at this point, with more than 80 individual stock positions. Our favorite areas remain technology, health-care, and financial services, sectors that should benefit from worldwide economic growth. And since the energy sector is currently in a secular growth phase, we have also invested in selected oilfield-services stocks.

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GNA Variable Series Trust-GNA Growth Portfolio                                 7
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       Q.  COULD YOU DISCUSS ONE CURRENT MARKET ISSUE AS IT RELATES TO
           THE PORTFOLIO.

       A. In addition to the standard determinants of stock price trends--earnings, interest rates, economic growth, etc.--demographic forces are becoming increasingly important. Everyone knows about the baby boomers. This huge demographic cohort is marching inexorably toward retirement amid concerns about the future viability of entitlements like Social Security and Medicare. As a result, a large portion of the boomers are saving as never before, a process aided by innovations over the last several years like 401(k) plans, variable annuities, and other tax-advantaged retirement vehicles. The result of the increased popularity of these equities-for-growth oriented products is very significant and a source of consistent new cash flow into the equity markets.


                                    [GRAPH]


                        S&P 500         GNA Growth     Morningstar
                         Stock          Portfolio      Growth Fund
                        -------         ----------     -----------
       1/3/95           10,000          10,000          10,000
       3/95             10,974          10,819          10,738
       6/95             12,015          12,110          11,741
       9/95             12,970          13,451          12,772
       12/95            13,743          13,336          13,093
       3/96             14,490          13,966          13,821
       6/96             15,144          14,245          14,452
       9/96             15,607          15,406          14,890
       12/96            16,914          15,657          15,647
       3/97             17,357          15,104          15,362
       6/97             20,384          18,011          17,757

Average Annual Total Return %
for the period ended June 30, 1997

                       6 Mo     1 Yr      Since Inception
                       ------   ------    ---------------
                         15.02%   26.49%        26.69%

Performance of a $10,000 investment since inception of the GNA Growth Portfolio--(1/3/95)

S&P 500 Stock Index (ending value $20,384)
GNA Growth Portfolio (ending value $18,011)
Morningstar Growth Fund Average (ending value $17,757)

Past performance is not indicative of future results. See Notes to Performance (page 16).

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8                                  GNA Variable Series Trust-GNA Value Portfolio
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                      FROM THE VALUE PORTFOLIO SUB-ADVISER

                    DUFF & PHELPS INVESTMENT MANAGEMENT, CO.
                     PORTFOLIO MANAGER: JEFFREY E. SIMMONS

       Q.  WHAT HAPPENED IN THE MARKET DURING THE PAST SIX MONTHS?

       A. The stock market experienced a strong six months showing with the S&P 500 up 20.5%. Equities outperformed bonds by almost 14% for the first six months of 1997. It is evident that the larger, high quality companies continued to drive the market over the past six months, with the S&P 400 mid cap index returning 13.0% and the Russell 2000 small cap index returning 10.1%. In the first quarter of 1997, the 50 biggest companies in the S&P saw their per-share earnings jump by 23.9% from the year-earlier period and the bottom 450 companies saw growth of just 8%, according to the July 21st issue of FORTUNE magazine. This environment has market participants continuing to focus on higher quality, larger capitalization issues with solid fundamentals.

       Q.  WHAT HAPPENED IN THE PORTFOLIO DURING THE PAST SIX MONTH
           PERIOD?

       A. The Value Portfolio focus on large, high quality consistent companies benefited performance over the past six months, as these companies continued to perform well.

            The best and worst performing stocks held throughout the six months were:

                Best                              Worst
------------------------------------    -------------------------

Microsoft Corp.               +53.0%    PPG Industries      +3.6%
Eli Lilly & Co.               +49.7%    Kimberly Clark      +4.5%
Bristol Myers Squibb Co.      +48.6%    AMR Corp.           +5.0%
Pfizer Inc.                   +44.0%    Cisco Sys Inc.      +5.5%
Colgate Palmolive Co.         +41.5%    Intel Corp.         +8.3%


       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. The current economic landscape will continue to exist for the remainder of the year. This can be supported by the Federal Reserve's decision to hold monetary policy steady at their early July meeting. The closely monitored Consumer Price Index is up a mere 2.3% year-over-year, which is the lowest in 31 years. Unemployment is at a 25 year low, and inflation is being held down by global competition and lack of pricing power by corporate America.

            In our judgment, as this is written, the stock market is currently fairly valued relative to the fixed income markets. We expect the uncertainty surrounding interest rates and slowing corporate profit growth will continue to favor high quality, liquid companies with consistent earnings and dividends for the remainder of 1997.

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GNA Variable Series Trust-GNA Value Portfolio                                  9
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       Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO TO BENEFIT FROM YOUR MARKET
           OUTLOOK?

       A. We have an overweighting in the defensive sector, emphasizing consistent companies in the drug and household products industries. We like the drug industry because with an aging population. We have a high degree of confidence in the ability of these types of companies to produce solid earnings growth in an uncertain environment (Eli Lilly, Pfizer, Bristol Myers). Our overweighting in the household product industry is an outgrowth of the international growth potential and strong profit growth of these dominant name brand players (Avon, Gillette, Colgate Palmolive). As these companies became more aggressive with international volume growth, the result has been consistent double digit earnings and dividend growth for shareholders.

            We continue to be underweight in the interest-sensitive sector. This is mainly due to our lack of representation in the electric and gas utility industries. We have been under represented in these industries for a long time, due to the uncertainty of future earnings surrounding deregulation and other looming legislative concerns. However within the interest-sensitive sector we remain attracted to American Express, Chase Manhattan, Banc One, Nations Bank and National City. With compelling valuations and improving business situations we feel these fundamentals continue to warrant positions.

            We are underweighted in the energy sector due to our concern over oil prices. Within the technology sector we are underweighted relative to the S&P 500, but we continue to hold significant positions in the high quality market leaders such as Intel, Microsoft, and Compaq.

            We anticipate the companies we own in the Value Portfolio will benefit from the financial market's uncertainty surrounding future interest rates and slowing corporate profits growth. This environment is ideal, and we believe sustainable, for companies that are in the Value Portfolio--high quality, blue-chip companies with consistent earnings and dividend growth.

       Q. COULD YOU DISCUSS ONE CURRENT MARKET ISSUE AS IT RELATES TO THE PORTFOLIO?

       A. Current valuation is an issue that relates to the Portfolio and all market participants. With the S&P 500 up 20.5% for the first six months of 1997 on top of 23.1% in 1996 (calendar) and 37.5% in 1995 (calendar), the question of valuation becomes very pertinent. This current bull market run is a result of several key factors: falling interest rates, thus falling equity discount rates, strong corporate profit growth, and moderate inflation. With consensus earnings growth slowing for corporate America it is clear that participants are focusing on higher quality, larger capitalization companies that have consistently provided earnings growth in uncertain environments. As mentioned previously, the top 50 companies in the S&P 500 saw their per-share earnings jump 23.9%, for the year-over-year period ending 3/31/97, versus 8% for the remaining 450 companies. We believe a low inflation,

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10                                 GNA Variable Series Trust-GNA Value Portfolio
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       modest growth environment can continue, thereby allowing for further advances in the stock market. We therefore, are holding minimal cash reserves, have chosen to remain fully invested in stocks in the Value Portfolio.


                                    [GRAPH]



                                                Morningstar
               S&P 500          GNA Value       Equity Income
               Stock            Portfolio       Fund

      1/3/95    10,000          10,000          10,000
      3/95      10,974          10,624          10,762
      6/95      12,015          11,355          11,466
      9/95      12,970          12,153          12,268
      12/95     13,743          12,768          12,977
      3/96      14,490          13,233          13,581
      6/96      15,144          13,751          13,964
      9/96      15,807          14,548          14,345
      12/96     16,914          15,611          15,418
      3/97      17,357          16,036          15,674
      6/97      20,384          19,296          17,696


Average Annual Total Return %
for the period ended June 30, 1997

                       6 Mo     1 Yr    Since Inception
                       ------   ------  ---------------
                       23.59%   40.33%      30.21%

Performance of a $10,000 investment since inception of the GNA Value Portfolio--(1/3/95)

S&P 500 Stock Index (ending value $20,384)
GNA Value Portfolio (ending value $19,296)
Morningstar Equity-Income Fund Average (ending value $17,696)

Past performance is not indicative of future results. See Notes to Performance (page 16).

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GNA Variable Series Trust-GNA Government Portfolio                            11
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                     FROM THE GOVERNMENT PORTFOLIO ADVISER

                          GNA CAPITAL MANAGEMENT, INC.
                     PORTFOLIO MANAGER: CHARLES A. KAMINSKI

       Q.  WHAT HAPPENED IN THE MARKET OVER THE PAST SIX MONTHS?

       A. Treasury Bills continued to trade in a narrow band of 5.10-5.20% with brief excursions on either side. This pattern goes back to January of 1996, when the trading range of 5.00-5.30% began. Treasury Bonds also stayed in a band of 6.50-7.15% that was established in March of 1996. But there were definite trends moving bond yields in deliberate fashion.

            Bond yields touched 6.50% just before the Federal Reserve raised Fed Funds by 25 basis points. From that point on fears of inflation, accompanying an economy growing at nearly 6% during the first quarter, backed rates up to 7.15%. In the second quarter, a slowdown quickly became apparent. Slowing growth and a string of very low inflation numbers rallied bonds to a 6.48% yield as of this writing. As hot as long bonds have been, municipals have been even hotter.

            Stocks, however, are the real story. After an early ten percent pull back (technically a "correction"), as measured by the Dow Jones Industrial Average, stocks gained more than twenty-five percent and continue to amaze. Many international equity indices are also at all time highs. The laggard has been gold. Since February of 1996 it has steadily fallen from $430 per ounce to about $320 per ounce.

       Q.  WHAT HAPPENED IN THE PORTFOLIO OVER THE PAST SIX MONTHS?

       A. The Portfolio's sensitivity to interest rates is tightly constrained by the investment guidelines of the Portfolio (range of 4.0 to 4.5 years duration). It performed as expected on both the upward and downward marches in bond yields. Options strategies designed to benefit from bonds remaining in a trading range benefited returns. We trimmed the duration of the Portfolio to 4.0 years, down from 4.25, prior to the last spurt in the market. As a result, capital appreciation was a little lower (approximately 0.04%) than had we been at the neutral 4.25 years.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. Positive factors: 1) rapidly shrinking Federal deficit and strong corporate cashflow creating a shortage of bonds, 2) tame inflation (lowest Gross Domestic Product deflator in thirty years, 1.6% year-over-year), 3) slowing economy, 4) bond yields elsewhere in the G7 below U.S. yields, and 5) bond managers skeptical of the market.

            Negative factors: 1) tight employment, 2) real wages (+5.1% three month average, year-over-year), 3) economy showing signs of picking up,
       4) little fear, 5) no room for surprises.

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12                            GNA Variable Series Trust-GNA Government Portfolio
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            Some economists attribute the slowdown in the second quarter to a vacuum that followed the first quarter's, early-tax-rebate spending binge. After the pause, consumers are once again a force. The Treasury's new inflation-index bonds suggest that inflation will be as follows: five years out 2.45% per year, ten years out 2.55% per year. Recent months' Consumer Price Index and Producer Price Index data suggest that these estimates could be too high! But how much further can things progress before the perfect world scenario is derailed?

       Q. HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF YOUR MARKET OUTLOOK?

       A. Excellent inflation data has temporarily desensitized bond managers to employment data. Job growth, low unemployment and the reaction to another possible Federal Reserve rate hike sometime during the next few months have caused us to position the Portfolio at 4.0 years duration in anticipation of a temporary increase in yields. Should the long bond back up to yield between 6.75 and 7.00%, we would extend the Portfolio's duration to 4.5 years.

       Q. COULD YOU DISCUSS ONE CURRENT MARKET ISSUE AS IT RELATES TO THE PORTFOLIO.

       A. The Federal Reserve has only recently revealed one interesting dynamic that may be influencing their policy decisions. With low unemployment and minimum-wage jobs paying more than minimum wage levels in some areas, companies are being forced to expand their horizons in search of personnel. This takes the form of retraining individuals so that they have desired skills. It also makes more resources available so that the otherwise unemployable enter the workforce. Given the new thinking regarding welfare, such a process could not come at a better time. With the Federal Reserve acknowledging this as being on their radar screen, it would be reasonable to conclude that, on the margin, they will be more inclined to let the economy run. The big unknown at this point is just how productive the new employees will be.

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GNA Variable Series Trust-GNA Government Portfolio                            13
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                                    [GRAPH]


        Lehman Government       GNA Government          Morningstar Government
        Bond Index              Portfolio               Bond

1/3/95  10,000                  10,000                  10,000
3/95    10,471                  10,487                  10,406
6/95    11,120                  10,984                  10,907
9/95    11,316                  11,198                  11,081
12/95   11,833                  11,597                  11,492
3/96    11,566                  11,396                  11,291
6/96    11,620                  11,463                  11,318
9/96    11,816                  11,688                  11,490
12/96   12,161                  11,990                  11,779
3/97    12,062                  11,927                  11,710
6/97    12,480                  12,340                  12,060

Average Annual Total Return %
for the period ended June 30, 1997

                        6 Mo    1 Yr    Since Inception
                        -----   -----   ---------------
                        2.90%   7.63%        8.81%

Performance of a $10,000 investment since inception of the GNA Government Portfolio--(1/3/95)

Lehman Government Bond Index (ending value $12,480)
GNA Government Portfolio (ending value $12,340)
Morningstar Government Bond--General Fund Average (ending value $12,060)

Past performance is not indicative of future results. See Notes to Performance (page 16).
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14                       GNA Variable Series Trust-GNA Adjustable Rate Portfolio
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                 FROM THE ADJUSTABLE RATE PORTFOLIO SUB-ADVISER

                          STANDISH, AYER & WOOD, INC.
                        PORTFOLIO MANAGER: LORI DRISCOLL

       Q.  WHAT HAPPENED IN THE MARKET OVER THE PAST SIX MONTHS?

       A. During the last six months, interest rates have fluctuated in a range of approximately 75 basis points. Strong consumer spending and job growth led up to March's 25 basis point hike in short term rates by the Federal Reserve. As subsequent economic releases filtered into the market, there were signs of moderating growth with inflation remaining subdued. As a result, the market shifted from pricing securities in anticipation of further rate hikes to expectations of no change in Federal Reserve policy near term. As second quarter economic growth slowed from the pace earlier in the year, and concerns of inflationary pressures diminished, interest rates moved lower.

       Q.  WHAT HAPPENED IN THE PORTFOLIO OVER THE PAST SIX MONTHS?

       A. As interest rates moved in a moderate range, securitized assets, including adjustable and fixed rate pass-through and asset-backed securities, benefited from a continued tightening of spreads. Without much change in rates, prepayments remained "uneventful". Overall, the first half was a very favorable environment for spread product as risk premiums across most sectors fell. During this period, the Portfolio's returns benefited considerably from narrower spreads in its mortgage related holdings.

       Q.  WHAT IS YOUR CURRENT MARKET OUTLOOK?

       A. While growth has moderated from the fast pace experienced in the first quarter, the economic picture remains fairly positive. However, despite tight labor markets and high capacity, inflation news remains good. We believe the market will continue to trade in a moderate range; supported by steady economic growth and favorable prospects for inflation. The risk to this view is more likely to be that the economy's momentum turns sharply upward, and the market must adjust levels for stronger than expected growth. Until a clearer economic picture emerges to support such an up-turn in the economy or inflation, we believe the Federal Reserve will maintain a neutral stance.

       Q. HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF YOUR MARKET OUTLOOK?

       A. In the near term, if Federal Reserve policy remains neutral, we expect bond yields will continue to move in a moderate range. In general, spread product should outperform Treasuries in a stable interest rate environment. Consistent with this outlook, we have maintained our positions in both the adjustable and fixed rate sectors which still offer attractive incremental yield.

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GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       15
--------------------------------------------------------------------------------

       Q. COULD YOU DISCUSS ONE CURRENT MARKET ISSUE AS IT RELATES TO THE PORTFOLIO?

       A. An important concern today which relates to most fixed income portfolios is the issue surrounding the level of yield spreads. Over the past 12 to 18 months, the interest rate premium payable on mortgage related assets, because of the possibility homeowners may sell or refinance their mortgages (often referred to as the "call risk"), has declined substantially. Additionally, as demand has outpaced supply, yield spreads have narrowed further. While stable interest rates will likely favor "yield spread" types of securities over Treasuries, the risk of an increase in market volatility could very negatively impact spreads. In the current tight spread environment, we are increasingly defensive in our spread products, looking for ways to keep the incremental yield in the Portfolio but reduce the Portfolio's call risk.


                                    [GRAPH]



         Lehman Brothers        GNA Adjustable         Morningstar
         ARM Index              Rate Portfolio         Government Bond

1/3/95  10,000                  10,000                  10,000
3/95    10,420                  10,429                  10,168
6/95    10,745                  10,761                  10,311
9/95    10,927                  10,919                  10,381
12/95   11,172                  11,149                  10,452
3/96    11,295                  11,199                  10,531
6/96    11,423                  11,321                  10,652
9/96    11,637                  11,516                  10,815
12/96   11,921                  11,769                  11,000
3/97    12,080                  11,923                  11,140
6/97    12,330                  12,159                  11,344


Average Annual Total Return %
for the period ended June 30, 1997

                        6 Mo    1 Yr    Since Inception
                        -----   -----   ---------------
                        3.31%   7.43%        8.18%


Performance of a $10,000 investment since inception of the GNA Adjustable Rate Portfolio--(1/3/95)

Lehman Brothers ARM Index (ending value $12,330)
GNA Adjustable Rate Portfolio (ending value $12,159)
Morningstar Government Bond--ARM Fund average (ending value $11,344)

Past performance is not indicative of future results. See Notes to Performance (page 16).
--------------------------------------------------------------------------------

16                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE

  Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal values will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  Total returns include the effect of deducting each Portfolio's expenses, but do not include charges and expenses attributable to the Power Portfolio Variable Annuity. If total returns included the effects of these charges and expenses, the performance figures for each Portfolio would have been lower. Please review the Power Portfolio Variable Annuity prospectus for information on the relevant charges and expenses. Additionally, the Adviser has agreed to waive or limit certain expenses as described in detail in each Portfolio's prospectus. Had the Adviser not absorbed a portion of expenses, total returns would have been lower.

  The Lehman Government Bond Index, S&P 500 Stock Index and the Lehman Brothers ARM Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume reinvestment of net dividends.

  The views expressed in this report reflect those of the Adviser and Sub-Advisers only through June 30, 1997, the end of the period of this report. The Adviser's and Sub-Advisers' views are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     17
--------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

18                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
COMMON STOCKS                                                              94.5
BASIC INDUSTRIES-3.2
CHEMICALS-2.2%
     Monsanto Company.................................................                 3,400        146,412
     Praxair, Incorporated............................................                 3,000        168,000
                                                                                                -----------
                                                                                                    314,412
                                                                                                -----------
CONTAINERS & GLASS-1.0%
     Owens-Illinois, Incorporated (a).................................                 4,300        133,300
                                                                                                -----------
                                                                                                    447,712
                                                                                                -----------
CAPITAL GOODS-2.5
AGRICULTURAL MACHINERY-1.1%
     Deere & Company..................................................                 2,700        148,163
                                                                                                -----------
COMMERCIAL & INDUSTRIAL EQUIPMENT-1.4%
     PACCAR, Incorporated.............................................                 4,400        204,325
                                                                                                -----------
                                                                                                    352,488
                                                                                                -----------
CONGLOMERATES-1.6
     Danaher Corporation..............................................                 4,600        233,738
                                                                                                -----------
CONSUMER BASICS-18.4
DRUGS & HEALTH CARE-14.9%
     Amgen, Incorporated (a)..........................................                 2,600        151,125
     Boston Scientific Corporation (a)................................                 2,100        129,019
     Guidant Corporation..............................................                 1,900        161,500
     HBO & Company....................................................                 1,600        110,200
     Johnson & Johnson................................................                 2,200        141,625
     Medtronic, Incorporated..........................................                 2,600        210,600
     Merck & Company, Incorporated....................................                 1,600        165,600
     Omnicare, Incorporated...........................................                 3,600        112,950
     Oxford Health Plans, Incorporated (a)............................                 5,400        387,450
     Pfizer, Incorporated.............................................                 2,000        239,000
     Schering Plough Corporation......................................                 4,000        191,500
     U.S. Surgical Corporation........................................                 3,000        111,750
                                                                                                -----------
                                                                                                  2,112,319
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Growth Portfolio                                19
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
FOOD & BEVERAGES-2.0%
     Coca-Cola Company................................................                 2,200        148,500
     Coca-Cola Enterprises, Incorporated..............................                 6,300        144,900
                                                                                                -----------
                                                                                                    293,400
                                                                                                -----------
HOUSEHOLD PRODUCTS-1.5%
     Procter & Gamble Company.........................................                 1,500        211,875
                                                                                                -----------
                                                                                                  2,617,594
                                                                                                -----------
CONSUMER DURABLE GOODS-2.4
AUTOMOBILES-2.4%
     Ford Motor Company...............................................                 3,600        135,900
     Harley Davidson, Incorporated....................................                 4,400        210,925
                                                                                                -----------
                                                                                                    346,825
                                                                                                -----------
CONSUMER NON-DURABLE GOODS-10.2
APPAREL & TEXTILES-2.0%
     Nike, Incorporated...............................................                 2,000        116,750
     Wolverine World Wide, Incorporated...............................                 5,400        164,025
                                                                                                -----------
                                                                                                    280,775
                                                                                                -----------
COSMETICS & TOILETRIES-1.3%
     Gillette Company.................................................                 2,000        189,500
                                                                                                -----------
RETAIL TRADE-6.9%
     CompUSA, Incorporated (a)........................................                 6,000        129,000
     Dollar General Corporation.......................................                 4,803        180,113
     Gap, Incorporated................................................                 3,600        139,950
     Home Depot, Incorporated.........................................                 2,300        158,556
     Kohl's Corporation (a)...........................................                 2,800        148,225
     ShopKo Stores, Incorporated......................................                 3,300         84,150
     Tiffany & Company................................................                 3,100        143,181
                                                                                                -----------
                                                                                                    983,175
                                                                                                -----------
                                                                                                  1,453,450
                                                                                                -----------
ENERGY-6.4
GAS EXPLORATION-1.0%
     BJ Services Company (a)..........................................                 2,800        150,150
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
PETROLEUM SERVICES-5.4%
     Smith International, Incorporated (a)............................                 4,100        249,075
     Tidewater, Incorporated..........................................                 3,400        149,600
     Transocean Offshore, Incorporated................................                 3,000        217,875
     Western Atlas, Incorporated (a)..................................                 2,000        146,500
                                                                                                -----------
                                                                                                    763,050
                                                                                                -----------
                                                                                                    913,200
                                                                                                -----------
FINANCE-16.5
BANKS-8.9%
     BankBoston Corporation...........................................                 2,100        151,331
     Citicorp.........................................................                 1,300        156,731
     Fifth Third Bancorp..............................................                 3,000        246,188
     Norwest Corporation..............................................                 2,900        163,125
     Star Banc Corporation............................................                 6,000        253,500
     Zions Bancorporation.............................................                 8,000        301,000
                                                                                                -----------
                                                                                                  1,271,875
                                                                                                -----------
FINANCIAL SERVICES-4.6%
     American Express Company.........................................                 2,100        156,450
     Finova Group, Incorporated.......................................                 2,600        198,900
     Franklin Resources, Incorporated.................................                 2,200        159,637
     The Money Store, Incorporated....................................                 4,600        131,963
                                                                                                -----------
                                                                                                    646,950
                                                                                                -----------
INSURANCE-3.0%
     MGIC Investment Corporation......................................                 4,800        230,100
     SunAmerica, Incorporated.........................................                 4,000        195,000
                                                                                                -----------
                                                                                                    425,100
                                                                                                -----------
                                                                                                  2,343,925
                                                                                                -----------
GENERAL BUSINESS-6.1
BUSINESS SERVICES-5.0%
     AccuStaff, Incorporated (a)......................................                 6,000        142,125
     FIserv, Incorporated (a).........................................                 5,400        240,975
     Omnicom Group....................................................                 2,800        172,550
     Robert Half International, Incorporated (a)......................                 3,400        160,012
                                                                                                -----------
                                                                                                    715,662
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Growth Portfolio                                21
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
COMMUNICATION SERVICES-0.2%
     Loral Space & Communications (a).................................                 1,800         27,000
                                                                                                -----------
OFFICE FURNISHINGS & SUPPLIES-0.9%
     Staples, Incorporated (a)........................................                 5,500        127,875
                                                                                                -----------
                                                                                                    870,537
                                                                                                -----------
TECHNOLOGY-23.3
AEROSPACE-1.2%
     McDonnell Douglas Corporation....................................                 2,400        164,400
                                                                                                -----------
COMPUTERS & BUSINESS EQUIPMENT-7.6%
     Cisco Systems, Incorporated (a)..................................                 2,000        134,250
     Dell Computer Corporation (a)....................................                 4,400        516,725
     EMC Corporation Massachusetts (a)................................                 3,600        140,400
     Gateway 2000, Incorporated (a)...................................                 4,400        142,725
     Sun Microsystems, Incorporated (a)...............................                 4,000        148,875
                                                                                                -----------
                                                                                                  1,082,975
                                                                                                -----------
ELECTRONICS-3.4%
     Adaptec, Incorporated (a)........................................                 3,600        125,100
     Intel Corporation................................................                 1,500        212,719
     Newbridge Networks Corporation (a)...............................                 3,400        147,900
                                                                                                -----------
                                                                                                    485,719
                                                                                                -----------
SOFTWARE-7.0%
     BMC Software, Incorporated (a)...................................                 2,800        155,050
     Computer Associates International, Incorporated..................                 2,400        133,650
     McAfee Associates, Incorporated (a)..............................                 3,000        189,375
     Microsoft Corporation (a)........................................                 1,800        227,475
     Oracle Systems Corporation (a)...................................                 3,225        162,459
     Parametric Technology Corporation (a)............................                 3,000        127,688
                                                                                                -----------
                                                                                                    995,697
                                                                                                -----------
TELECOMMUNICATION EQUIPMENT-4.1%
     ADC Telecommunications, Incorporated (a).........................                 5,600        186,900
     Andrew Corporation (a)...........................................                 3,600        101,250
     Ascend Communications, Incorporated (a)..........................                 1,600         63,000
     Tellabs, Incorporated (a)........................................                 4,000        223,500
                                                                                                -----------
                                                                                                    574,650
                                                                                                -----------
                                                                                                  3,303,441
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
TRANSPORTATION-0.8
RAILROADS & EQUIPMENT-0.8%
     Wisconsin Central Transportation Corporation (a).................                 3,000        111,750
                                                                                                -----------
UTILITIES-3.1
ELECTRIC-1.2%
     AES Corporation (a)..............................................                 2,400        169,800
                                                                                                -----------
TELEPHONE-1.9%
     Cincinnati Bell, Incorporated....................................                 4,000        126,000
     WorldCom, Incorporated (a).......................................                 4,500        144,000
                                                                                                -----------
                                                                                                    270,000
                                                                                                -----------
                                                                                                    439,800
                                                                                                -----------
     Total Common Stocks
            (Cost $8,921,019).........................................                           13,434,460
                                                                                                -----------
MONEY MARKET MUTUAL FUNDS                                                   4.1
     SSgA Money Market Fund [Class A].................................               360,758        360,758
     SSgA US Government Money Market Fund.............................               214,488        214,488
                                                                                                -----------
     Total Money Market Mutual Funds
            (Cost $575,246)...........................................                              575,246
                                                                        --------                -----------
SUMMARY
     Total investments
            (Cost $9,496,265) (b).....................................     98.6                  14,009,706
     Other assets and liabilities, net................................      1.4                     200,090
                                                                        --------                -----------
NET ASSETS............................................................    100.0                 $14,209,796
                                                                        --------                -----------
                                                                        --------                -----------

------------
NOTES:

(a)  Non-income producing security.
(b) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Value Portfolio                                 23
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
COMMON STOCKS                                                                 99.3
BASIC INDUSTRIES-7.1
DIVERSIFIED-1.2%
     Corning, Incorporated...............................................                2,900        161,313
                                                                                                  -----------
CHEMICALS-5.9%
     DuPont (EI) deNemours & Company.....................................                9,200        578,450
     PPG Industries, Incorporated........................................                3,400        197,625
                                                                                                  -----------
                                                                                                      776,075
                                                                                                  -----------
                                                                                                      937,388
                                                                                                  -----------
CAPITAL GOODS-8.1
ELECTRICAL EQUIPMENT-8.1%
     Emerson Electric Company............................................                8,800        484,550
     General Electric Company............................................                8,900        581,837
                                                                                                  -----------
                                                                                                    1,066,387
                                                                                                  -----------
CONGLOMERATES-3.9
     Minnesota Mining & Manufacturing Company............................                5,000        510,000
                                                                                                  -----------
CONSUMER BASICS-29.5
DRUGS & HEALTH CARE-15.2%
     American Home Products Corporation..................................                7,300        558,450
     Bristol Myers Squibb Company........................................                5,400        437,400
     Eli Lilly & Company.................................................                5,600        612,150
     Pfizer, Incorporated................................................                3,300        394,350
                                                                                                  -----------
                                                                                                    2,002,350
                                                                                                  -----------
FOOD & BEVERAGES-2.6%
     Campbell Soup Company...............................................                2,400        120,000
     PepsiCo, Incorporated...............................................                5,800        217,863
                                                                                                  -----------
                                                                                                      337,863
                                                                                                  -----------
HOUSEHOLD PRODUCTS-8.9%
     Colgate Palmolive Company...........................................                5,800        378,450
     Kimberly Clark Corporation..........................................                9,600        477,600
     Procter & Gamble Company............................................                2,300        324,875
                                                                                                  -----------
                                                                                                    1,180,925
                                                                                                  -----------
TOBACCO-2.8%
     Philip Morris Companies, Incorporated...............................                8,500        377,187
                                                                                                  -----------
                                                                                                    3,898,325
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24                                 GNA Variable Series Trust-GNA Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
CONSUMER NON-DURABLE GOODS-8.6
COSMETICS & TOILETRIES-5.7%
     Avon Products, Incorporated.........................................                7,700        543,331
     Gillette Company....................................................                2,300        217,925
                                                                                                  -----------
                                                                                                      761,256
                                                                                                  -----------
RETAIL TRADE-2.9%
     Dayton Hudson Corporation...........................................                4,100        218,069
     Walgreen Company....................................................                3,000        160,875
                                                                                                  -----------
                                                                                                      378,944
                                                                                                  -----------
                                                                                                    1,140,200
                                                                                                  -----------
CONSUMER SERVICES-0.6
AIR TRAVEL-0.6%
     AMR Corporation (a).................................................                  900         83,250
                                                                                                  -----------
ENERGY-6.9
INTERNATIONAL OIL-5.9%
     Exxon Corporation...................................................                7,000        430,500
     Mobil Corporation...................................................                5,000        349,375
                                                                                                  -----------
                                                                                                      779,875
                                                                                                  -----------
PETROLEUM SERVICES-1.0%
     Halliburton Company.................................................                1,700        134,725
                                                                                                  -----------
                                                                                                      914,600
                                                                                                  -----------
FINANCE-12.8
BANKS-10.6%
     Banc One Corporation................................................                8,800        426,250
     Chase Manhattan Corporation.........................................                3,100        300,894
     National City Corporation...........................................               10,100        530,250
     NationsBank Corporation.............................................                2,200        141,900
                                                                                                  -----------
                                                                                                    1,399,294
                                                                                                  -----------
FINANCIAL SERVICES-1.2%
     American Express Company............................................                2,000        149,000
                                                                                                  -----------
INSURANCE-1.0%
     American International Group, Incorporated..........................                  900        134,437
                                                                                                  -----------
                                                                                                    1,682,731
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Value Portfolio                                 25
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
GENERAL BUSINESS-0.9
NEWSPAPERS-0.9%
     Gannett Company, Incorporated.......................................                1,200        118,500
                                                                                                  -----------
SHELTER-3.0
CONSTRUCTION MATERIALS-3.0%
     Masco Corporation...................................................                9,400        392,450
                                                                                                  -----------
TECHNOLOGY-12.5
COMPUTERS & BUSINESS EQUIPMENT-6.0%
     Cisco Systems, Incorporated (a).....................................                2,200        147,675
     Compaq Computer Corporation (a).....................................                1,600        158,800
     Pitney Bowes, Incorporated..........................................                7,000        486,500
                                                                                                  -----------
                                                                                                      792,975
                                                                                                  -----------
ELECTRONICS-3.8%
     Intel Corporation...................................................                3,500        496,344
                                                                                                  -----------
SOFTWARE-2.7%
     Microsoft Corporation (a)...........................................                2,800        353,850
                                                                                                  -----------
                                                                                                    1,643,169
                                                                                                  -----------
UTILITIES-5.4
TELEPHONE-5.4%
     Ameritech Corporation...............................................                6,300        428,006
     Bell Atlantic Corporation...........................................                3,800        288,325
                                                                                                  -----------
                                                                                                      716,331
                                                                                                  -----------
     Total Common Stocks
            (Cost $9,640,921)............................................                          13,103,331
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26                                 GNA Variable Series Trust-GNA Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
MONEY MARKET MUTUAL FUNDS                                                      0.8
     SSgA Money Market Fund [Class A]....................................              109,062        109,062
     SSgA US Government Money Market Fund................................                  153            153
                                                                                                  -----------
     Total Money Market Mutual Funds
            (Cost $109,215)..............................................                             109,215
                                                                           --------               -----------
SUMMARY
     Total investments
            (Cost $9,750,136) (b)........................................    100.1                 13,212,546
     Other assets and liabilities, net...................................     (0.1)                   (16,506)
                                                                           --------               -----------
NET ASSETS...............................................................    100.0                $13,196,040
                                                                           --------               -----------
                                                                           --------               -----------

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust--GNA Government Portfolio                           27
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
LONG-TERM GOVERNMENT AND AGENCY SECURITIES                                  89.7
FEDERAL HOME LOAN MORTGAGE CORPORATION (a)(b)-30.4
     6.500%, with a maturity date of February 1, 2011..................                58,528        57,467
     7.000%, with various maturity dates to August 1, 2025.............             1,651,780     1,626,383
     8.000%, with various maturity dates to April 1, 2017..............               489,000       503,113
     8.500%, with various maturity dates to July 1, 2010...............               289,601       297,579
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
            (Cost $2,441,707)..........................................                           2,484,542
                                                                                                 ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  MULTICLASS PARTICIPATION CERTIFICATES (b)(c)-3.7
     5.850%, with a maturity date of February 15, 2008
       [Series 1678 Class PG]..........................................               110,000       106,287
     6.500%, with a maturity date of July 15, 2008
       [Series 1480 Class LE]..........................................                50,000        47,844
     6.500%, with a maturity date of February 15, 2021
       [Series 128 Class I]............................................               100,000        97,187
     7.000%, with a maturity date of February 15, 2021
       [Series 1214 Class J]...........................................                50,000        49,359
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
       Multiclass Participation Certificates
            (Cost $296,481)............................................                             300,677
                                                                                                 ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION DEBENTURE-0.8
     8.250%, with a maturity date of June 1, 2016
            (Cost $72,192).............................................                60,000        66,600
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (a)(b)-8.9
     6.000%, with a maturity date of August 1, 2008....................                89,539        87,289
     6.500%, with various maturity dates to May 1, 2024................               542,146       529,339
     7.000%, with a maturity date of September 1, 1999.................                10,396        10,460
     7.500%, with a maturity date of July 1, 2002......................                50,579        51,268
     8.000%, with various maturity dates to July 1, 1998...............                50,670        51,336
                                                                                                 ----------
     Total Federal National Mortgage Association
            (Cost $739,097)............................................                             729,692
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  REAL ESTATE MORTGAGE INVESTMENT CONDUITS [REMIC] (b)(c)-4.4
     6.000%, with a maturity date of March 25, 2019
       [Series 1993-136 Class PB]......................................                86,400        84,051

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28                           GNA Variable Series Trust--GNA Government Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
     6.500%, with a maturity date of September 25, 2018
       [Series 1992-150 Class GA]......................................               125,287       125,012

     7.000%, with a maturity date of November 25, 2009
       [Series 1992-14 Class D]........................................               126,226       126,304
     7.000%, with a maturity date of September 25, 2020
       [Series 1990-109 Class J].......................................                25,000        24,813
                                                                                                 ----------
     Total Federal National Mortgage Association
       Real Estate Mortgage Investment Conduits [REMIC]
            (Cost $358,481)............................................                             360,180
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGE (b)(d)-2.4
     8.423%, with a maturity date of July 1, 2019
            (Cost $193,498)............................................               194,105       198,472
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DEBENTURE-1.3
     7.700%, with a maturity date of August 10, 2004
            (Cost $103,125)............................................               100,000       101,422
                                                                                                 ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (a)(b)-3.3
     6.500%, with a maturity date of October 15, 2010..................                87,792        86,639
     7.500%, with a maturity date of April 15, 2001....................                20,987        21,199
     8.500%, with various maturity dates to May 15, 2003...............               159,120       162,926
                                                                                                 ----------
     Total Government National Mortgage Association
            (Cost $268,306)............................................                             270,764
                                                                                                 ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (a)(b)(d)-7.7
     6.000%, with a maturity date of February 20, 2026.................                70,144        71,843
     6.500%, with a maturity date of February 20, 2023.................               253,401       259,247
     7.000%, with various maturity dates to December 20, 2024..........               288,857       295,810
                                                                                                 ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $587,161)............................................                             626,900
                                                                                                 ----------
FEDERAL FARM CREDIT BANK NOTES-11.2
     5.270%, with a maturity date of February 1, 1999..................               500,000       494,140
     8.600%, with a maturity date of May 30, 2006......................               400,000       424,248
                                                                                                 ----------
     Total Federal Farm Credit Bank Notes
            (Cost $934,594)............................................                             918,388
                                                                                                 ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust--GNA Government Portfolio                           29
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
FEDERAL HOME LOAN BANK BONDS-5.5
     5.720%, with a maturity date of November 22, 2000 (e).............               360,000       351,673
     7.640%, with a maturity date of May 8, 2002.......................               100,000       100,687
                                                                                                 ----------
     Total Federal Home Loan Bank Bonds
            (Cost $436,443)............................................                             452,360
                                                                                                 ----------
UNITED STATES TREASURY BOND-6.1
     7.875%, with a maturity date of February 15, 2021
            (Cost $476,234)............................................               450,000       501,750
                                                                                                 ----------
UNITED STATES TREASURY STRIPS-1.1
     Zero Coupon, with a maturity date of February 15, 2000
            (Cost $84,946).............................................               100,000        85,162
                                                                                                 ----------
TENNESSEE VALLEY AUTHORITY NOTE-1.6
     6.125%, with a maturity date of July 15, 2003
            (Cost $131,625)............................................               133,000       128,844
                                                                                                 ----------
PRIVATE EXPORT FUNDING CORPORATION-1.3
     9.100%, with a maturity date of October 30, 1998
            (Cost $108,625)............................................               100,000       103,734
                                                                                                 ----------
     Total Long-Term Government and Agency Securities
            (Cost $7,232,515)..........................................                           7,329,487
                                                                                                 ----------

                                                                                    NUMBER OF
                                                                                      SHARES
                                                                                    ----------
MONEY MARKET MUTUAL FUNDS                                                    9.7
     SSgA US Government Money Market Fund..............................               397,259       397,259
     SSgA Money Market Fund [Class A]..................................               397,133       397,133
                                                                                                 ----------
     Total Money Market Mutual Funds
            (Cost $794,392)............................................                             794,392
                                                                         --------                ----------
SUMMARY
     Total investments
            (Cost $8,026,907) (f)......................................     99.4                  8,123,879
     Other assets and liabilities, net.................................      0.6                     46,852
                                                                         --------                ----------
NET ASSETS.............................................................    100.0                 $8,170,731
                                                                         --------                ----------
                                                                         --------                ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30                           GNA Variable Series Trust--GNA Government Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED
------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates, have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(e)   Collateral for open futures and options contracts (Note 3).
(f) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).
(g)   At June 30, 1997, open futures contracts purchased were as follows:


CONTRACTS                               EXPIRATION       MARKET      UNREALIZED
PURCHASED          DESCRIPTION             DATE          VALUE      DEPRECIATION
----------  --------------------------  -----------    ----------   ------------
    3       U.S. Treasury Bond Future    August 97     $  333,188     $ (2,743)
    9       U.S. Treasury Note Future    August 97      1,854,141       (1,619)
                                                       ----------   ------------
                                                       $2,187,329     $ (4,362)
                                                       ----------   ------------
                                                       ----------   ------------


--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       31
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)   VALUE ($)
                                                                       --------   ----------   ----------
LONG-TERM GOVERNMENT AGENCY SECURITIES                                    69.6
FEDERAL HOME LOAN MORTGAGE CORPORATION
  ADJUSTABLE RATE MORTGAGES (b)(d)-15.8
     5.695%, with a maturity date of November 1, 2026................               141,724       144,846
     6.912%, with a maturity date of April 1, 2026...................               244,711       248,573
     7.666%, with a maturity date of January 1, 2025.................               306,155       314,718
     7.801%, with a maturity date of February 1, 2025................                46,802        47,336
     7.986%, with a maturity date of January 1, 2016.................               263,463       273,467
                                                                                               ----------
     Total Federal Home Loan Mortgage Corporation
       Adjustable Rate Mortgages
            (Cost $1,013,283)........................................                           1,028,940
                                                                                               ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  REAL ESTATE MORTGAGE INVESTMENT CONDUITS [REMIC] (b)(c)-3.0
     6.250%, with a maturity date of September 15, 2018
       [Series 1714 Class E]
            (Cost $198,414)..........................................               200,000       198,750
                                                                                               ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (b)(d)-9.7
     6.155%, with a maturity date of April 1, 2026...................               155,984       158,349
     7.788%, with a maturity date of November 1, 2024................               127,762       130,416
     7.908%, with a maturity date of July 1, 2024....................               128,740       133,306
     8.140%, with a maturity date of November 1, 2024................               201,135       208,143
                                                                                               ----------
     Total Federal National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $603,356)..........................................                             630,214
                                                                                               ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (a)(b)(d)-39.6
     5.000%, with a maturity date of May 20, 2026....................               246,719       247,492
     6.500%, with various maturity dates to March 20, 2026...........               521,180       532,073
     6.875%, with a maturity date of October 20, 2024................                42,918        43,877
     7.000%, with various maturity dates to April 20, 2024...........             1,484,011     1,513,795
     7.125%, with various maturity dates to September 20, 2024.......               229,481       236,450
                                                                                               ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $2,405,655)........................................                           2,573,687
                                                                                               ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32                       GNA Variable Series Trust-GNA Adjustable Rate Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)   VALUE ($)
                                                                       --------   ----------   ----------
FEDERAL HOME LOAN BANK BOND (b)-1.5
     6.500%, with a maturity date of August 19, 1999
            (Cost $99,844)...........................................               100,000        99,906
                                                                                               ----------
     Total Long-Term Government Agency Securities
            (Cost $4,320,552)........................................                           4,531,497
                                                                                               ----------
NON-AGENCY MORTGAGES                                                       2.0
RESOLUTION TRUST CORPORATION MORTGAGE PASS-THROUGHS (b)(c)-2.0
     9.000%, with a maturity date of September 25, 2028
            (Cost $128,092)..........................................               125,812       129,114
                                                                                               ----------
ASSET-BACKED SECURITIES                                                   26.4
     ACC Automobile Receivables Trust, 6.700%, December 17, 2003
       [Series 97-B Class A] (e)......................................               124,256       124,488
     Advanta Home Equity Loan Trust, 6.300%, July 25, 2025
       [Series 94-1 Class A2]........................................               112,580       110,152
     AFC Home Equity Loan Trust, 8.000%, December 25, 2024
       [Series 94-3 Class 1A]........................................               224,403       229,485
     AFG Receivables Trust, 6.350%, October 15, 2002
       [Series 97-A Class A].........................................                75,000        74,765
     Aircraft Lease Portfolio Securitization Limited, 8.200%,
       September 15, 2004 [Series 94-1 Class B2].....................                99,746       101,523
     Citibank Credit Card Master Trust, Zero Coupon,
       February 7, 2003 [Series 96-1 Class A]........................               175,000       138,250
     EQCC Home Equity Loan Trust, 5.725%, December 15, 2008
       [Series 93-4 Class A].........................................               106,130       102,979
     Equicon Loan Trust, 6.500%, July 18, 2010
       [Series 95-2 Class A2]........................................               150,000       148,688
     Household Finance Corporation, 6.010%, May 20, 2008
       [Series 93-1 Class A2]........................................                76,301        76,492
     Summit Acceptance Auto Investment, 6.565%, July 15, 2003
       [Series 97-B Class A] (e).....................................               125,000       124,844
     The Money Store Home Equity Trust, 6.850%, June 15, 2019
       [Series 96-A Class A5] (b) (c)................................               110,000       110,309
     UCFC Loan Trust, 8.250%, April 10, 2016
       [Series 95-A Class A4]........................................               250,000       256,052
     World Omni Automobile Lease Securitization Trust, 6.300%, June
       25, 2002 [Series 96-A Class A1]...............................               121,303       121,606
                                                                                               ----------
     Total Asset-Backed Securities
            (Cost $1,725,141)........................................                           1,719,633
                                                                                               ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       33
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)   VALUE ($)
                                                                       --------   ----------   ----------
MONEY MARKET MUTUAL FUNDS                                                  1.5
     SSgA Money Market Fund [Class A]................................                94,949        94,949
     SSgA US Government Money Market Fund............................                   131           131
                                                                                               ----------
     Total Money Market Mutual Funds
            (Cost $95,080)...........................................                              95,080
                                                                       --------                ----------
SUMMARY
  Total investments
          (Cost $6,268,865) (f)......................................     99.5                  6,475,324
  Other assets and liabilities, net..................................      0.5                     30,641
                                                                       --------                ----------
NET ASSETS...........................................................    100.0                 $6,505,965
                                                                       --------                ----------
                                                                       --------                ----------

------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(e) 144A Securities-These securities are private placement securities and can be considered restricted since resale of such securities are only allowed to certain qualified institutional buyers. Because the disposition of these securities are restricted, such securities could possibly become illiquid in particular circumstances.
(f) See Note 3 in the Notes to Financial Statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

                                                                                                         GNA
                                                                 GNA           GNA          GNA       ADJUSTABLE
                                                               GROWTH         VALUE      GOVERNMENT      RATE
                                                              PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                             -----------   -----------   ----------   ----------
ASSETS
Investments at market value (identified cost $9,496,265,
  $9,750,136, $8,026,907 and $6,268,865 respectively)
  (Notes 2 and 3)..........................................  $14,009,706   $13,212,546   $8,123,879   $6,475,324
Cash.......................................................           75            19         101           100
Receivables:
    Fund shares sold.......................................       15,122        10,777      10,161           506
    Dividends..............................................       10,706        10,150       3,069           363
    Interest...............................................      --            --           79,538        41,307
    Investments sold.......................................      287,758       --           --            --
    Adviser (Note 4).......................................        3,615         3,065       5,079         4,895
Deferred organization costs (Note 2).......................        5,840         5,840       5,840         5,840
Prepaid expenses (Note 2)..................................           12            10           8             6
                                                             -----------   -----------   ----------   ----------
Total assets...............................................   14,332,834    13,242,407   8,227,675     6,528,341
                                                             -----------   -----------   ----------   ----------
LIABILITIES
Payables:
    Fund shares redeemed...................................       15,943        23,045      17,781           506
    Investments purchased..................................       82,500       --           --            --
    Dividends..............................................      --            --           12,358         9,758
    Options written outstanding at market value
      (premium received $7,809)............................      --            --            7,188        --
    Daily variation margin on open futures
      contracts (Notes 2 and 3)............................      --            --            3,656        --
    Accrued management fee (Note 4)........................        9,213         8,569       3,511         2,104
    Other accrued expenses.................................       15,382        14,753      12,450        10,008
                                                             -----------   -----------   ----------   ----------
Total liabilities..........................................      123,038        46,367      56,944        22,376
                                                             -----------   -----------   ----------   ----------
NET ASSETS.................................................  $14,209,796   $13,196,040   $8,170,731   $6,505,965
                                                             -----------   -----------   ----------   ----------
                                                             -----------   -----------   ----------   ----------
NET ASSETS
Net assets consist of (Note 2):
    Undistributed (distributions in excess of)
      net investment income................................  $     2,800   $      (671)  $   5,438    $   (2,855)
    Accumulated net realized gains (losses)................      (19,684)      586,283     (20,941)       (2,411)
    Unrealized appreciation (depreciation) on:
      Investments (Note 3).................................    4,513,441     3,462,410      96,972       206,459
      Option contracts (Note 3)............................      --            --              621        --
      Futures contracts (Note 3)...........................      --            --           (4,362)       --
    Shares of beneficial interest..........................    9,713,239     9,148,018   8,093,003     6,304,772
                                                             -----------   -----------   ----------   ----------
NET ASSETS.................................................  $14,209,796   $13,196,040   $8,170,731   $6,505,965
                                                             -----------   -----------   ----------   ----------
Outstanding shares of beneficial interest (No par value)...      319,457       300,944     316,285       250,036
                                                             -----------   -----------   ----------   ----------
                                                             -----------   -----------   ----------   ----------
Net asset value, offering and redemption price per share...  $     44.48   $     43.85   $   25.83    $    26.02
                                                             -----------   -----------   ----------   ----------
                                                             -----------   -----------   ----------   ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust                                                     35
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997 (UNAUDITED)

                                                                                                    GNA
                                                             GNA          GNA          GNA       ADJUSTABLE
                                                            GROWTH       VALUE      GOVERNMENT      RATE
                                                          PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                          ----------   ----------   ----------   ----------
INVESTMENT INCOME:
Interest................................................  $      535   $   --       $ 271,434    $  218,097
Dividends...............................................      55,577      112,406      11,996         2,464
                                                          ----------   ----------   ----------   ----------
Total income............................................      56,112      112,406     283,430       220,561
                                                          ----------   ----------   ----------   ----------
EXPENSES:
     Management fee (Note 4)............................      51,337       46,551      24,023        12,787
     Transfer agent fee.................................       4,959        4,959       4,959         4,959
     Custodian fee......................................      24,363       23,551      26,813        24,323
     Amortization of organization costs (Note 2)........       1,153        1,153       1,153         1,153
     Professional fees..................................       9,779        8,074       6,877         5,336
     Trustees' fees and expenses........................       1,457        1,208       1,012           787
     Other..............................................         134           93         249           189
                                                          ----------   ----------   ----------   ----------
Total expenses before reimbursement from Adviser........      93,182       85,589      65,086        49,534
Reimbursement of expenses from Adviser (Note 4).........     (22,591)     (21,544)    (29,051)      (27,154)
                                                          ----------   ----------   ----------   ----------
Expenses, net...........................................      70,591       64,045      36,035        22,380
                                                          ----------   ----------   ----------   ----------
Net investment income (loss)............................     (14,479)      48,361     247,395       198,181
                                                          ----------   ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
     Investment transactions (Notes 2 and 3)............     323,696      514,329         503         8,536
     Option contracts...................................      --           --          16,668        --
     Futures contracts..................................      --           --         (18,202)       --
                                                          ----------   ----------   ----------   ----------
Net increase (decrease) in unrealized
  appreciation (depreciation) from:
     Investment transactions............................   1,547,810    1,937,164     (30,078)        4,421
     Option contracts...................................      --           --             621        --
     Futures contracts..................................      --           --          17,390        --
                                                          ----------   ----------   ----------   ----------
Net realized and unrealized gain (loss) on
  investments...........................................   1,871,506    2,451,493     (13,098)       12,957
                                                          ----------   ----------   ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $1,857,027   $2,499,854   $ 234,297    $  211,138
                                                          ----------   ----------   ----------   ----------
                                                          ----------   ----------   ----------   ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           GNA GROWTH PORTFOLIO
                                                                                   -------------------------------------
                                                                                     SIX MONTH
                                                                                   PERIOD ENDED
                                                                                   JUNE 30, 1997        YEAR ENDED
                                                                                    (UNAUDITED)      DECEMBER 31, 1996
                                                                                   -------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................   $   (14,479)        $    21,761
 Net realized gain (loss) from:
   Investment transactions.......................................................       323,696            (343,380)
   Options contracts.............................................................       --                --
   Futures contracts.............................................................       --                --
 Net increase (decrease) in unrealized appreciation (depreciation) from:
   Investment transactions.......................................................     1,547,810           2,032,735
   Option contracts..............................................................       --                --
   Futures contracts.............................................................       --                --
                                                                                   -------------   ---------------------
Net increase in net assets resulting from operations.............................     1,857,027           1,711,116
                                                                                   -------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...........................................................       --                   (8,346)
 Net realized gains..............................................................       --                 (114,376)
                                                                                   -------------   ---------------------
Total distributions to shareholders..............................................       --                 (122,722)
                                                                                   -------------   ---------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares...................................................       315,759           4,134,849
 Reinvestment of distributions...................................................       --                  122,722
 Cost of shares redeemed.........................................................      (404,655)           (330,729)
                                                                                   -------------   ---------------------
Increase in net assets resulting from share transactions.........................       (88,896)          3,926,842
                                                                                   -------------   ---------------------
INCREASE IN NET ASSETS...........................................................     1,768,131           5,515,236
Net assets at the beginning of period............................................    12,441,665           6,926,429
                                                                                   -------------   ---------------------
NET ASSETS AT END OF PERIOD......................................................   $14,209,796         $12,441,665
                                                                                   -------------   ---------------------
                                                                                   -------------   ---------------------
Undistributed (distributions in excess of) net investment income at end of
  period.........................................................................   $     2,800         $    17,279
                                                                                   -------------   ---------------------
                                                                                   -------------   ---------------------

PORTFOLIO SHARE INFORMATION:
 Shares sold.....................................................................         7,813             119,100
 Shares issued upon reinvestment of distributions................................       --                    3,142
 Shares redeemed.................................................................       (10,100)             (8,885)
                                                                                   -------------   ---------------------
 Increase in Portfolio shares outstanding........................................        (2,287)            113,357
                                                                                   -------------   ---------------------
                                                                                   -------------   ---------------------



--------------------------------------------------------------------------------

GNA Variable Series Trust                          37
--------------------------------------------------------------------------------



                                                                                                    GNA VALUE PORTFOLIO
                                                                                         -----------------------------------------
                                                                                             SIX MONTH
                                                                                           PERIOD ENDED
                                                                                          JUNE 30, 1997          YEAR ENDED
                                                                                           (UNAUDITED)        DECEMBER 31, 1996
                                                                                         -----------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................      $    48,361           $   100,478
 Net realized gain (loss) from:
   Investment transactions.......................................................          514,329               605,843
   Options contracts.............................................................         --                   --
   Futures contracts.........................................................             --                   --
 Net increase (decrease) in unrealized appreciation (depreciation) from:
   Investment transactions.......................................................        1,937,164             1,044,887
   Option contracts..............................................................         --                   --
   Futures contracts.............................................................         --                   --
                                                                                    --------------   ---------------------
Net increase in net assets resulting from operations.............................     2,499,854             1,751,208
                                                                                    --------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...........................................................        (49,032)             (104,429)
 Net realized gains..............................................................       --                    (619,978)
                                                                                     --------------   ---------------------
Total distributions to shareholders..............................................        (49,032)             (724,407)
                                                                                     --------------   ---------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares...................................................        518,413             4,431,471
 Reinvestment of distributions...................................................         49,031               724,407
 Cost of shares redeemed.........................................................       (316,414)             (237,236)
                                                                                     --------------   ---------------------
Increase in net assets resulting from share transactions.........................        251,030             4,918,642
                                                                                     --------------   ---------------------
INCREASE IN NET ASSETS...........................................................      2,701,852             5,945,443
Net assets at the beginning of period............................................     10,494,188             4,548,745
                                                                                     --------------   ---------------------
NET ASSETS AT END OF PERIOD......................................................    $13,196,040           $10,494,188
                                                                                     --------------   ---------------------
                                                                                     --------------   ---------------------
Undistributed (distributions in excess of) net investment income at end of           $      (671)          $ --
  period.........................................................................    --------------   ---------------------
                                                                                     --------------   ---------------------


PORTFOLIO SHARE INFORMATION:
 Shares sold.....................................................................         13,259               135,933
 Shares issued upon reinvestment of distributions................................          1,194                20,329
 Shares redeemed.................................................................         (8,158)               (6,828)
                                                                                     --------------   ---------------------
 Increase in Portfolio shares outstanding........................................          6,295               149,434
                                                                                     --------------   ---------------------
                                                                                     --------------   ---------------------








                                                                                                GNA GOVERNMENT PORTFOLIO
                                                                                        -----------------------------------------
                                                                                            SIX MONTH
                                                                                          PERIOD ENDED
                                                                                         JUNE 30, 1997          YEAR ENDED
                                                                                          (UNAUDITED)        DECEMBER 31, 1996
                                                                                        -----------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................     $   247,395           $   500,189
 Net realized gain (loss) from:
   Investment transactions.......................................................             503               (18,427)
   Options contracts.............................................................          16,668                31,937
   Futures contracts.........................................................             (18,202)              (28,944)
 Net increase (decrease) in unrealized appreciation (depreciation) from:
   Investment transactions.......................................................         (30,078)             (193,239)
   Option contracts..............................................................             621             --
   Futures contracts.............................................................          17,390               (25,634)
                                                                                    -------------   ---------------------
Net increase in net assets resulting from operations.............................      234,297               265,882
                                                                                    -------------   ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...........................................................      (247,395)             (500,387)
 Net realized gains..............................................................      --                    (155,115)
                                                                                    --------------   ---------------------
Total distributions to shareholders..............................................      (247,395)             (655,502)
                                                                                    --------------   ---------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares...................................................        33,144             1,297,060
 Reinvestment of distributions...................................................       248,422               653,972
 Cost of shares redeemed.........................................................      (187,322)             (648,394)
                                                                                    --------------   ---------------------
Increase in net assets resulting from share transactions.........................        94,244             1,302,638
                                                                                    --------------   ---------------------
INCREASE IN NET ASSETS...........................................................        81,146               913,018
Net assets at the beginning of period............................................     8,089,585             7,176,567
                                                                                    --------------   ---------------------
NET ASSETS AT END OF PERIOD......................................................   $ 8,170,731           $ 8,089,585
                                                                                    --------------   ---------------------
                                                                                    --------------   ---------------------
Undistributed (distributions in excess of) net investment income at end of          $     5,438           $     5,438
  period.........................................................................   --------------   ---------------------
                                                                                    --------------   ---------------------

PORTFOLIO SHARE INFORMATION:
 Shares sold.....................................................................            1,291                48,499
 Shares issued upon reinvestment of distributions................................            9,658                25,147
 Shares redeemed.................................................................           (7,285)              (24,953)
                                                                                    -----------------   ---------------------
 Increase in Portfolio shares outstanding........................................            3,664                48,693
                                                                                    -----------------   ---------------------
                                                                                    -----------------   ---------------------






                                                                                          GNA ADJUSTABLE
                                                                                          RATE PORTFOLIO
                                                                                       ------------------
                                                                                          SIX MONTH
                                                                                         PERIOD ENDED
                                                                                        JUNE 30, 1997          YEAR ENDED
                                                                                         (UNAUDITED)           DECEMBER 31, 1996
                                                                                       ------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................        $   198,181              $   374,034
 Net realized gain (loss) from:                                                                                       (14,389)
   Investment transactions.......................................................              8,536                --
   Options contracts.............................................................           --                      --
   Futures contracts.........................................................               --                        (25,781)
 Net increase (decrease) in unrealized appreciation (depreciation) from:
   Investment transactions.......................................................              4,421                --
   Option contracts..............................................................           --                      --
   Futures contracts.............................................................           --
                                                                                    ----------------         --------------------
Net increase in net assets resulting from operations.............................         211,138                     333,864
                                                                                    ----------------         --------------------
                                                                                                                     (375,605)
DISTRIBUTIONS TO SHAREHOLDERS FROM:                                                                                   (63,800)
 Net investment income...........................................................         (198,181)
 Net realized gains..............................................................         --
                                                                                    -----------------        --------------------
Total distributions to shareholders..............................................         (198,181)                  (439,405)
                                                                                    -----------------        --------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares...................................................           14,407                    527,348
 Reinvestment of distributions...................................................          199,209                    438,576
 Cost of shares redeemed.........................................................          (96,032)                  (132,937)
                                                                                    -----------------        --------------------
Increase in net assets resulting from share transactions.........................          117,584                    832,987
                                                                                    -----------------        --------------------
INCREASE IN NET ASSETS...........................................................          130,541                    727,446
Net assets at the beginning of period............................................        6,375,424                  5,647,978
                                                                                    -----------------        --------------------
NET ASSETS AT END OF PERIOD......................................................      $ 6,505,965                $ 6,375,424
                                                                                    -----------------        --------------------
                                                                                    -----------------        --------------------
Undistributed (distributions in excess of) net investment income at end of             $    (2,855)               $    (2,855)
  period.........................................................................   -----------------        --------------------
                                                                                    -----------------        --------------------


PORTFOLIO SHARE INFORMATION:
 Shares sold.....................................................................                 555                 20,153
 Shares issued upon reinvestment of distributions................................               7,661                 16,853
 Shares redeemed.................................................................              (3,696)                (5,101)
                                                                                       -----------------    --------------------
 Increase in Portfolio shares outstanding........................................               4,520                 31,905
                                                                                       -----------------    -------------------
                                                                                       -----------------    -------------------


--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   The Financial Highlights set forth below include selected data for a share outstanding thoughout each period and other performance information derived from the financial statements.

                                                                                     GNA GROWTH PORTFOLIO
                                                                          ------------------------------------------
                                                                           SIX MONTH
                                                                          PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                            JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                                                            1997 (b)         1996         1995 (a)
                                                                          ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $38.67         $33.24         $25.00
Income from Investment Operations
 Net investment income+.................................................      (0.04)          0.08           0.10
 Net realized and unrealized gains (losses) on investments..............       5.85           5.74           8.24
                                                                          ------------   ------------   ------------
 Total from investment operations.......................................       5.81           5.82           8.34
                                                                          ------------   ------------   ------------

LESS DISTRIBUTIONS FROM
 Net investment income..................................................       0.00          (0.03)         (0.10)
 Net realized gains.....................................................       0.00          (0.36)          0.00
                                                                           ------------   ------------   ------------
 Total distributions....................................................       0.00          (0.39)         (0.10)
                                                                          ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........................................     $44.48         $38.67         $33.24
                                                                          ------------   ------------   ------------
                                                                          ------------   ------------   ------------
TOTAL RETURN (%) (c)....................................................      15.02          17.48          33.37
RATIOS/SUPPLEMENTAL DATA
 Ratios to average daily net assets (%)
   Net expenses+........................................................       1.10(d)        1.10           1.10(d)
   Gross expenses.......................................................       1.45(d)        1.64           2.89(d)
   Net investment income+...............................................      (0.23)(d)       0.21           0.47(d)

 Portfolio turnover (%).................................................      32.92          42.57          65.88

 Net Assets, end of period (millions)...................................     $ 14.2         $ 12.4         $  6.9

+Reimbursement of expenses from Adviser.................................     $ 0.07         $ 0.21         $ 0.38

Average commission rate (e).............................................     $0.050         $0.050            N/A



--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     39
--------------------------------------------------------------------------------





                                                                                      GNA VALUE PORTFOLIO
                                                                           ------------------------------------------
                                                                            SIX MONTH
                                                                           PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                             JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                                                             1997 (b)         1996         1995 (a)
                                                                           ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................      $35.62         $31.32         $25.00
Income from Investment Operations
 Net investment income+.................................................        0.16           0.40           0.55
 Net realized and unrealized gains (losses) on investments..............        8.23           6.54           6.31
                                                                              ---------   ------------   ------------
                                                                                8.39           6.94           6.86
 Total from investment operations.......................................      ---------   ------------   ------------


LESS DISTRIBUTIONS FROM
 Net investment income..................................................       (0.16)         (0.41)         (0.54)
 Net realized gains.....................................................        0.00          (2.23)          0.00
                                                                              ---------   ------------   ------------
 Total distributions....................................................       (0.16)         (2.64)         (0.54)
                                                                              ---------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........................................      $43.85         $35.62         $31.32
                                                                               --------   ------------   ------------
                                                                               --------   ------------   ------------
TOTAL RETURN (%) (c)....................................................       23.59          22.29          27.68
RATIOS/SUPPLEMENTAL DATA
 Ratios to average daily net assets (%)
   Net expenses+........................................................        1.10 (d)       1.10           1.10(d)
   Gross expenses.......................................................        1.47 (d)       1.82           3.87(d)
   Net investment income+...............................................        0.83 (d)       1.22           2.03(d)

 Portfolio turnover (%).................................................       24.19          98.53          41.67

 Net Assets, end of period (millions)...................................      $ 13.2         $ 10.5         $  4.5

+Reimbursement of expenses from Adviser.................................      $ 0.07         $ 0.24         $ 0.75

Average commission rate (e).............................................      $0.050         $0.050            N/A










                                                                                    GNA GOVERNMENT PORTFOLIO
                                                                           ------------------------------------------
                                                                            SIX MONTH
                                                                           PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                             JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                                                             1997 (b)         1996         1995 (a)
                                                                           ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................      $25.88         $27.19         $25.00
Income from Investment Operations
 Net investment income+.................................................        0.79           1.64           1.70
 Net realized and unrealized gains (losses) on investments..............       (0.05)         (0.79)          2.19
                                                                           ------------   ------------   ------------
                                                                                0.74           0.85           3.89
 Total from investment operations.......................................   ------------   ------------   ------------


LESS DISTRIBUTIONS FROM
 Net investment income..................................................       (0.79)         (1.66)         (1.70)
 Net realized gains.....................................................        0.00          (0.50)          0.00
                                                                           ------------   ------------   ------------
 Total distributions....................................................       (0.79)         (2.16)         (1.70)
                                                                           ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........................................      $25.83         $25.88         $27.19
                                                                           ------------   ------------   ------------
                                                                           ------------   ------------   ------------
TOTAL RETURN (%) (c)....................................................        2.90           3.38          15.99
RATIOS/SUPPLEMENTAL DATA
 Ratios to average daily net assets (%)
   Net expenses+........................................................        0.90(d)        0.90           0.90(d)
   Gross expenses.......................................................        1.63(d)        1.68           2.09(d)
   Net investment income+...............................................        6.18(d)        6.34           6.51(d)

 Portfolio turnover (%).................................................        0.00           1.65         129.71

 Net Assets, end of period (millions)...................................      $  8.2         $  8.1         $  7.2

+Reimbursement of expenses from Adviser.................................      $ 0.09         $ 0.20         $ 0.31

Average commission rate (e).............................................         N/A            N/A            N/A



--------------------------------------------------------------------------------







                                                                                 GNA ADJUSTABLE RATE PORTFOLIO
                                                                           ------------------------------------------
                                                                            SIX MONTH
                                                                           PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                                             JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                                                             1997 (b)         1996         1995 (a)
                                                                           ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................      $25.97         $26.44         $25.00
Income from Investment Operations
 Net investment income+.................................................        0.80           1.54           1.38
 Net realized and unrealized gains (losses) on investments..............        0.05          (0.12)          1.44
                                                                           ------------   ------------   ------------
                                                                                0.85           1.42           2.82
 Total from investment operations.......................................   ------------   ------------   ------------


LESS DISTRIBUTIONS FROM
 Net investment income..................................................       (0.80)         (1.62)         (1.38)
 Net realized gains.....................................................        0.00          (0.27)          0.00
                                                                           ------------   ------------   ------------
 Total distributions....................................................       (0.80)         (1.89)         (1.38)
                                                                           ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD..........................................      $$26.02        $25.97         $26.44
                                                                           ------------   ------------   ------------
                                                                           ------------   ------------   ------------
TOTAL RETURN (%) (c)....................................................        3.31           5.60          11.50
RATIOS/SUPPLEMENTAL DATA
 Ratios to average daily net assets (%)
   Net expenses+........................................................        0.70(d)        0.70           0.70(d)
   Gross expenses.......................................................        1.55(d)        1.63           2.05(d)
   Net investment income+...............................................        6.20(d)        6.19           5.38(d)

 Portfolio turnover (%).................................................       27.83          36.59          36.47

 Net Assets, end of period (millions)...................................      $  6.5         $  6.4         $  5.6

+Reimbursement of expenses from Adviser.................................      $ 0.11         $ 0.23         $ 0.35

Average commission rate (e).............................................         N/A            N/A            N/A



(a) For the period January 3, 1995 (commencement of operations) through December 31, 1995.
(b)   Unaudited.

(c) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.
(d)   Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of security trades on which commissions are charged.

--------------------------------------------------------------------------------

40                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION OF THE PORTFOLIOS. GNA Variable Series Trust (the "Trust") is organized as a Delaware Business Trust under a Declaration of Trust dated March 25, 1994, amended and restated August 22, 1994 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of four investment portfolios (the "Portfolios"), the GNA Growth Portfolio, the GNA Value Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio (each referred to as a "Portfolio"), which commenced operations on January 3, 1995. Shares of the Trust are offered only to the GNA Variable Investment Account (the "Account"); separate account of Great Northern Insured Annuity Corporation ("GNA"), an affiliated insurance company which funds certain variable annuity contracts. As of June 30, 1997, GNA controlled the Portfolios by virtue of ownership of all of the Portfolios' shares of beneficial interest.

  On or about May 16, 1997, GNA and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment portfolios of GE Investments Funds, Inc. ("GEIF") for shares of the Portfolios currently held by the Account. The effect of such a share substitution would be to replace the Portfolios of GNA Variable Series Trust with those of GEIF as investment options under the variable annuity contracts.

  If the proposed substitutions are approved and carried out, each contract owner affected by the substitution will be sent a written notice informing them that the substitutions were approved and carried out and that they may make one transfer of all amounts under their contract from the affected Portfolios on the date of the notice to any GEIF portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of the Portfolios' financial statements in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The following is a summary of significant accounting policies followed consistently by the Portfolios.

  SECURITIES VALUATION. Securities (including options) listed or traded on an exchange or quoted on NASDAQ are valued at their last sale prices prior to the time when assets are valued. Lacking any sales on that day, securities are valued at the mean between the current closing bid and asked prices. Other securities for which market quotations are readily available are valued at the mean of the bid and asked quotations quoted prior to the time when assets are valued ("market value"). Certain securities are valued primarily utilizing such pricing services as may be deemed appropriate. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange. Investments in certain long-term debt securities not traded in an organized market are valued primarily based on market quotations provided by recognized dealers of such securities. Other securities for which market quotations are not readily available, such as restricted securities, or where pricing occurs during periods of market disruption, are valued in

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     41
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

good faith by or under the authority of the Trustees of the Trust. Short-term investments maturing within 60 days are valued at original cost plus accreted discount or accrued interest which approximates market value.

  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Sales and purchases are accounted for as of trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes.

  FUTURES CONTRACTS. Each of the Portfolios may purchase and sell futures contracts, subject to certain limitations. The GNA Government Portfolio uses interest rate futures contracts as a hedge against changes in interest rates. Upon entering into a futures contract, each Portfolio is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the face amount of the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the unrealized gains and losses by the Portfolio. If the futures contract expires or the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Portfolio may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

  OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and sell listed call and put options on futures contracts. The GNA Government Portfolio uses options on interest rate futures contracts as a hedge against changes in interest rates. Options are valued in accordance with the security valuations policies described above. Transactions in options on futures contracts involve similar risks to those on futures contracts.

  When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the options written.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Each Portfolio may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. A Portfolio will not enter into such agreements for the purpose of investment leverage. Liability for the purchase price and all the rights and risks of ownership of the securities accrue to a Portfolio at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at the price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities, it will segregate with the Custodian U.S. government securities, cash or cash equivalents (or a receivable for investment sold in connection therewith) of an aggregate current value sufficient to make payment for the securities.

--------------------------------------------------------------------------------

42                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

  REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1 by Standard and Poor's or P-1 by Moody's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. A Portfolio will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Portfolio. In addition, not more than one-third of the current market value of the Portfolio's total assets shall constitute secured "loans" by the Portfolio under repurchase agreements.

  FEDERAL INCOME TAXES. As a Delaware Business Trust, each Portfolio is a separate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Portfolio's shareholders without regard to the income and capital gains (or losses) of the other Portfolios. It is the intent of the Portfolios to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income and realized gains to their shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provisions were required. For Federal income tax purposes, any futures contracts or options on futures contracts which remain open at year-end are marked-to-market and the resultant net gain or loss is included in Federal taxable income. As of December 31, 1996, the Portfolios had net tax basis capital loss carryforwards which may be applied against taxable gains until their expiration date as follows:

                                                              EXPIRATION
                                                                 DATES
PORTFOLIO                                          AMOUNT     DECEMBER 31,
------------------------------------------------  --------    ------------

GNA Growth Portfolio............................  $136,024        2004
GNA Government Portfolio........................    25,224        2004
GNA Adjustable Rate Portfolio...................    10,947        2004


  DISTRIBUTION OF INCOME AND GAINS. Net investment income for the GNA Growth Portfolio is declared and paid annually. Net investment income for the GNA Value Portfolio is declared and paid quarterly. Net investment income for the GNA Government and GNA Adjustable Rate Portfolios are declared as dividends to shareholders of record as of the close of business each day and are paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of any available capital loss carryforwards, would be taxable to the Portfolios if not distributed and, therefore, will be declared and paid to their shareholders annually.

  CAPITAL ACCOUNTS. The Portfolios report the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain
(loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     43
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

available). Accordingly, the Portfolios may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Portfolios.

  PREPAID INSURANCE. Insurance costs are amortized on a straight-line basis over the duration of the insurance period.

  DEFERRED ORGANIZATIONAL COSTS. Costs incurred by the Trust in connection with its organization have been deferred ratably and are being amortized on a straight-line basis over a period of 60 months from commencement of operations of the Portfolios.

  EXPENSES. Expenses such as management fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Portfolios, while indirect expenses, such as audit fees, legal fees, trustee fees and expenses, and insurance are allocated among the Portfolios principally based on their relative average net assets.

3. PURCHASES AND SALES OF SECURITIES. The cost of purchases and the proceeds from sales and paydowns of investments other than U.S. Government and agency securities, short term investments and options, for the six months ended June 30, 1997, were as follows:

PORTFOLIO                                PURCHASES       SALES       PAYDOWNS
--------------------------------------   ----------    ----------    --------

GNA Growth Portfolio..................   $3,980,986    $4,081,596    $ --
GNA Value Portfolio...................    2,987,512     2,798,993      --
GNA Adjustable Rate Portfolio.........    1,325,199       776,655    131,715


  The cost of purchases and the proceeds from sales and paydowns of long-term U.S. Government and agency securities, for the six months ended June 30, 1997, were as follows:

PORTFOLIO                                PURCHASES      SALES      PAYDOWNS
--------------------------------------   ----------    --------    --------

GNA Government Portfolio..............   $   --        $  --       $465,156
GNA Adjustable Rate Portfolio.........    1,067,732     986,373    446,568


  At June 30, 1997, the security pledged to cover margin requirements for open futures contracts on United States Treasury Notes and Bonds for the GNA Government Portfolio was as follows:


DESCRIPTION                                         FACE VALUE    MARKET VALUE
-------------------------------------------------   ----------    ------------

Federal Home Loan Bank Bonds, 5.720%, 11/22/00...    $100,000       $ 97,687


--------------------------------------------------------------------------------

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44                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

  Transactions in options written on United States Treasury Bond Futures for the GNA Government Portfolio were as follows:

                                                   NUMBER OF         NET
                                                 CONTRACTS OF      PREMIUMS
                                                WRITTEN OPTIONS    RECEIVED
                                                ---------------    --------

Outstanding at December 31,1996..............      --              $ --
Written......................................          95           26,428
Closed and Expired...........................         (65)         (17,388)
Exercised....................................         (10)          (1,951)
                                                      ---          --------
Outstanding at June 30, 1997.................          20          $ 7,089
                                                      ---          --------
                                                      ---          --------


  Aggregate gross unrealized appreciation (depreciation) of investments for each Portfolio at June 30, 1997 was as follows:

                                                                                                 NET
                                                             GROSS            GROSS           UNREALIZED
                                            IDENTIFIED     UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                                      COST       APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------   ----------    ------------    --------------    --------------
GNA Growth Portfolio.....................   $9,496,265     $4,598,010        $(84,569)        $4,513,441
GNA Value Portfolio......................    9,750,136      3,464,489          (2,079)         3,462,410
GNA Government Portfolio.................    8,026,907        158,792         (61,820)            96,972
GNA Adjustable Rate Portfolio............    6,268,865        215,914          (9,455)           206,459

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under Advisory agreements between the Portfolios and GNA Capital Management, Inc. (the "Adviser"), each Portfolio agrees to pay the Adviser a fee based on its average daily net assets as follows:

  GNA GROWTH PORTFOLIO. The Adviser's fee is calculated based upon the Portfolio's average daily net assets, equal to an annual rate of .80% of the first $100 million and .70% of average daily net assets in excess of $100 million.

  GNA VALUE PORTFOLIO. The Adviser's fee is calculated at an annual rate of 0.80% of the average daily net assets of the Portfolio if the average daily net assets of the Portfolio and the Investors Trust Value Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $100 million or less, and 0.70% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets exceeds $100 million. For the six months ended June 30, 1997, the Adviser's fee was equivalent to an annual effective rate of 0.80%.

  GNA GOVERNMENT PORTFOLIO. The Adviser's fee is calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio if the average daily net assets of the Portfolio and the Investors Trust Government

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     45
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $500 million or less, 0.60% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $500 million and is equal to or less than $750 million, 0.55% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $750 million and is equal to or less than $1.25 billion, 0.50% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is equal to or less than $1.5 billion and 0.45% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets exceed $1.5 billion. For the six months ended June 30, 1997, the Adviser's fee was equivalent to an annual effective rate of 0.60%.

  GNA ADJUSTABLE RATE PORTFOLIO. The Adviser's fee is calculated at an annual rate of .40% of the Portfolio's average daily net assets.

  The Adviser has agreed to reimburse the Portfolios, for expenses incurred by the Portfolios to the extent that such expenses exceed the following percentages of each Portfolio's average daily net assets during the six months ended June 30, 1997:

PORTFOLIO                                                   PERCENTAGES
---------------------------------------------------------   -----------

GNA Growth Portfolio.....................................      1.10%
GNA Value Portfolio......................................      1.10%
GNA Government Portfolio.................................      0.90%
GNA Adjustable Rate Portfolio............................      0.70%

  The expense reimbursement may be extended or modified by the Adviser. The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

  The Portfolios' Advisory agreements also provide that if, in any year, the total of certain specified expenses of any of the Portfolios exceed the expense limitations applicable to the Portfolios imposed by the securities regulations of any state in which they are then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Portfolios for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Portfolios during such year.

  The Adviser has retained the following portfolio managers (the "Sub-Advisers") for the Portfolios. These Sub-Advisers are responsible for the actual investment management of the Portfolio's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

PORTFOLIO                                            SUB-ADVISERS
------------------------------------   -----------------------------------------
GNA Growth Portfolio................   Value Line, Inc.
GNA Value Portfolio.................   Duff & Phelps Investment Management, Co.
GNA Adjustable Rate Portfolio.......   Standish, Ayer & Wood, Inc.


--------------------------------------------------------------------------------

46                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

  The Adviser has not retained a Sub-Adviser for the GNA Government Portfolio.

  The Trust pays each Trustee not affiliated with the Adviser its proportionate share of a fee of: (1) an annual fee of $2,000; and (2) a fee of $250 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. The proportionate rate is allocated among the Portfolios principally based on their relative average net assets. No remuneration is paid by the Trust to any Trustee or officer of the Portfolio who is affiliated with the Adviser.

5. SUBSEQUENT EVENTS. On July 29, 1997, Investors Trust, an affiliated registered investment company, filed a Plan of Reorganization with the Securities and Exchange Commission. The Plan of Reorganization relates to the proposed combination of each series of Investors Trust (each an "Investors Trust Fund") with a series of GE Funds (each a "GE Fund"). It is currently anticipated that this matter will be submitted for a vote at a meeting of shareholders of Investors Trust to be held in mid-September 1997.

  In the event the shareholders of Investors Trust approve the transaction, the Investors Trust Funds will be merged into the GE Funds, which are managed by GE Investment Management Incorporated, an indirect wholly-owned subsidiary of General Electric Company, and subject to new advisory agreements. As a result, the calculations of the advisory fees for the Value Portfolio and the Government Portfolio will be based solely upon the respective Portfolios' average daily net assets (instead of based on the Combined Daily Average Net Assets of the Portfolios and the corresponding Investors Trust Fund). This change in the basis of calculation may increase the annualized effective rate of the Adviser's fee for the Government Portfolio but should have no effect on the Adviser's fee for the Value Portfolio.

--------------------------------------------------------------------------------

Variable Investment Trust                                                     47
--------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

48                                                     Variable Investment Trust
--------------------------------------------------------------------------------

                     VARIABLE INVESTMENT TRUST MUTUAL FUNDS

GE U.S. EQUITY PORTFOLIO *  GE INTERNATIONAL EQUITY PORTFOLIO *  GE FIXED INCOME
                     PORTFOLIO *  GE MONEY MARKET PORTFOLIO

                               Semi-Annual Report

OFFICERS OF THE INVESTMENT ADVISER
  JOHN H. MYERS
  Chairman of the Board and
     President
  EUGENE K. BOLTON
  EVP, Domestic Equities
  MICHAEL J. COSGROVE
  EVP, Mutual Funds
  RALPH R. LAYMAN
  EVP, International Equities
  ALAN M. LEWIS
  EVP, General Counsel and
     Secretary
  ROBERT A. MACDOUGALL
  EVP, Fixed Income
  GEOFFREY R. NORMAN
  EVP, Institutional Marketing
  TOM SZKUTAK
  EVP, Chief Financial Officer
  DON W. TOREY
  EVP, Alternative Investments
     and Real Estate

TRUSTEES

  MICHAEL J. COSGROVE
  JOHN R. COSTANTINO
  ALAN M. LEWIS
  WILLIAM J. LUCAS
  ROBERT P. QUINN

TREASURER
  JEFFREY A. GROH

SECRETARY
  MATTHEW J. SIMPSON

ADVISER

  GE INVESTMENT MANAGEMENT
  INCORPORATED

COUNSEL
  WILLKIE FARR & GALLAGHER

CUSTODIAN & TRANSFER AGENT
  STATE STREET BANK AND
  TRUST COMPANY

Variable Investment Trust                                                     49
--------------------------------------------------------------------------------

                            FINANCIAL MARKET REVIEW

                    BY GE INVESTMENT MANAGEMENT INCORPORATED

         In the second quarter, the U.S. stock market rose to record levels, following a brief downturn early in the period due to concerns over higher inflation. Since many major non-U.S. markets have followed the lead of U.S. equities in recent years, most major global markets recorded generally good performance, as well.

         A slow growth economy, low inflation, good corporate earnings and continuing strong cash flows into mutual funds helped fuel the rise in domestic equity prices. A slow growth scenario was bullish for stocks at that stage of the business cycle because it was viewed as enabling the economy to expand without inflation becoming a problem. Signs of a slow economy included weakness in retail sales and new home sales, stronger-than-expected jobless claims and a slowdown in manufacturing. Given this backdrop, the Federal Reserve opted not to raise short-term interest rates at its two Federal Open Market Committee (FOMC) meetings during the period.

         The U.S. bond market fared well in this environment. Bond prices also rallied when President Clinton and the Republicans agreed on a framework to balance the budget by 2002.

         European markets recorded impressive results, as many countries benefited from having adopted the U.S. model of cost restructuring and industry consolidation--albeit at a slower pace. France lagged other European markets due to high unemployment, a generally sluggish economy and uncertainty over political elections. The United Kingdom showed strength at the end of the period as investors responded favorably to the election of the Labor Party's Tony Blair.

         For the first six months of 1997, all markets except the United Kingdom outperformed the U.S. year-to-date in local currency terms; however, the dollar strengthened against all European currencies reducing their returns in U.S. dollars. Switzerland was Europe's best performer, followed by the Netherlands and Spain.

         Japan continued to struggle, though its economy showed signs of strength. Japan has been plagued by a banking crisis fueled by depressed real estate prices and related bad loans, anemic economic growth, and financial scandals. While exporters, such as the auto companies, have benefited from the weak Yen, domestic demand-related sectors such as Real Estate, Telecommunications and Software have begun attracting investors.

--------------------------------------------------------------------------------

50                                                     Variable Investment Trust
--------------------------------------------------------------------------------

         Other Asian markets were volatile. As Hong Kong nervously awaited the July transition from a British colony to China rule, property stocks tried to fight off claims that they were overvalued. Political concerns in Indonesia intensified as the gap between the wealthy and poor continued to widen rapidly, and Thailand experienced the world's worst performing market. Overall, Asian markets, excluding Japan, have underperformed world markets in 1997 due to a slowdown in earnings growth and high valuations. Funds have been shifting out of this region and into Latin America, where markets have been more attractive.

       LOOKING AHEAD

         Our outlook for the global financial market remains favorable for the rest of 1997. Inflation appears to be under control, the Federal Reserve is likely to maintain a neutral interest-rate policy, assuming interest rates hover near their current levels. Specifically, we believe the restructuring in Europe should create investment opportunities on the Continent. And despite the sharp rise in U.S. equity prices we believe good values can still be found.

--------------------------------------------------------------------------------

Variable Investment Trust-GE U.S. Equity Portfolio                            51
--------------------------------------------------------------------------------

                   FROM THE GE U.S. EQUITY PORTFOLIO ADVISER

                     GE INVESTMENT MANAGEMENT INCORPORATED
                      PORTFOLIO MANAGER: EUGENE K. BOLTON,
                    HEAD OF THE PORTFOLIO'S MANAGEMENT TEAM

       Q. HOW DID THE GE U.S. EQUITY PORTFOLIO PERFORM COMPARED TO ITS BENCHMARKS FOR THE SIX MONTHS ENDED JUNE 30, 1997?

       A. The GE U.S. Equity Portfolio returned 18.76% for the six months ended June 30, 1997. The S&P 500 returned 20.54% and our Lipper peer group of 101 Growth and Income Annuity funds had an average return of 15.81% for the same period.

       Q.  WHAT HAPPENED TO THE PORTFOLIO OVER THE PAST SIX MONTHS?

       A. The GE U.S. Equity Portfolio lagged the S&P 500 slightly for the six months ended June 30, 1997 but was in the first quartile among its Lipper peer Growth & Income Annuity Funds. Our relatively strong performance resulted from an overweighting in Financial, Capital Goods and selected Consumer-Stable stocks, and an underweighting in the Utilities, Consumer-Cyclical and Basic Material sectors. In the Financial sector, Travelers Group Inc., State Street Corporation, Marsh & McLennan Companies and American Express Co. were leaders while Bristol-Myers Squibb Co., Smithkline Beecham, Abbott Laboratories and American Home Products Corp. were leaders in the Healthcare industry. In the Technology sector our concern with valuations has kept us underweighted in the strongly performing stock of Microsoft Corp., which now has the third largest capitalization in the S&P 500 and sells at twice the market multiple and about 15 times sales.

       Q.  WHAT IS YOUR MARKET OUTLOOK?

       A. Despite the current optimism, the key question mark going forward continues to be valuation. Valuation levels have been at the very high end of the historic range for the last several years, and yet the stock market continues to rise. The bullish case is that price to earnings ratios over 20 times earnings and dividend yields well below 2% are appropriate in this current very favorable environment of low inflation and strong profit growth. There is not a lot of margin for error, however and any pick up in inflation or slowdown in earnings could leave the market vulnerable to a major correction. We believe that the market will continue to be fixated on economic releases and earnings reports, reacting quickly to signs of either inflation or recession. Currently there appears little likelihood of Federal Reserve action for the rest of the summer, but the situation is less clear in the fall. What is clear is that market volatility has picked up substantially in 1997, and we expect it to continue for the rest of the year. Long term, we remain confident that large U.S. multinational companies

--------------------------------------------------------------------------------

52                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------
       will continue to do well in a growing world economy where they remain very competitive and are able to gain market share.

       Q. HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF YOUR MARKET OUTLOOK?

       A. We continue to believe that our focus on careful, fundamental analysis and bottom-up stock selection will add value over the long-term. We believe that our approach, with its emphasis on high quality companies with good relative value, leaves the Portfolio well positioned for what could be a very volatile period during the remainder of the year.

       Q. COULD YOU DISCUSS ONE CURRENT MARKET ISSUE AS IT RELATES TO THE PORTFOLIO?

       A. During the second quarter, while it appeared that a larger number of stocks participated in the rally, market performance continued to be driven by the very large capitalization companies. This can be seen by comparing the S&P 500 return to the Russell 1000 performance. In the second quarter the S&P 500 was ahead of the Russell 1000 by 80 basis points (.80%) and led by over 200 basis points (2.00%) for the first six months of 1997. Also, looking at a broad universe of stocks, only 40% outperformed the S&P 500 in the quarter, the lowest percent since 1990. When market leadership is this narrow, it is very difficult for active managers to outperform, as evidenced by the fact that only about 5% of large capitalization general equity mutual funds beat the S&P 500 during the first half of 1997.


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


Variable Investment Trust-GE U.S. Equity Portfolio                            53
--------------------------------------------------------------------------------

                                    [GRAPH]



             GE U.S. Equity     S&P 500 Index
             --------------     -------------
1/3/95           10,000            10,000
3/95             10,940            10,974
6/95             11,973            12,019
9/95             12,873            12,977
12/95            13,558            13,749
3/96             14,353            14,497
6/96             14,888            15,151
9/96             15,218            15,616
12/96            16,502            16,927
3/97             16,854            17,368
6/97             19,598            20,405

Average Annual Total Return %
for the period ended June 30, 1997

                                              Since
                           6 Mo    1 Yr     Inception
                           ------  ------   ---------
                            18.76%  31.64%   31.03%

Performance of a $10,000 investment since inception of the GE U.S. Equity Portfolio - (1/3/95)

GE U.S. Equity Portfolio (ending value $19,598)
S&P 500 Index (ending value $20,405)

See page 61 for Notes to Performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

54                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------

               FROM THE GE INTERNATIONAL EQUITY PORTFOLIO ADVISER

                     GE INVESTMENT MANAGEMENT INCORPORATED
                       PORTFOLIO MANAGER: RALPH R. LAYMAN

       Q.  WHAT HAPPENED IN THE PORTFOLIO OVER THE PAST SIX MONTHS?

       A. The GE International Equity Portfolio had a return of 11.61% for the six months ended June 30, 1997. The Morgan Stanley Capital International EAFE Index returned 11.20% and our Lipper peer group of 79 International Equity Annuity funds had an average return of 12.13% for the same period.

            The Portfolio outperformed the MSCI EAFE Index by .41% for the first half of 1997. This outperformance was driven by positive stock selection in Japan and market allocation in Latin America and Continental Europe. The Portfolio's globally competitive Japanese stocks, such as Rohm Co., Canon Inc., and Sony Corp., had a strong first half whereas the financial stocks, largely avoided by the Portfolio, have been plagued with large non-performing loans and questionable management oversight.

            The Portfolio's weight of 4.4% in Latin America had a positive impact on performance given the region was up 40.8% through June 30. In addition, the Portfolio's overweight in Continental Europe, 49.6% versus the benchmark weight of 38.5%, contributed favorably in a region that was up 16.8% for that period.

       Q.  WHAT IS YOUR MARKET OUTLOOK?

       A. Europe remains one of the most attractive areas of the world for us to invest in. We believe corporate restructuring will continue with a focus on shareholder value, corporate clarity, and globalization. Share prices are benefiting from investors re-rating European listed companies to global valuation levels.

            At a macro level, European economic growth remains subdued as European Union members struggle to meet the European Monetary Union's stringent fiscal criteria. Over the near term interest rates are expected to remain stable, with the exception of the United Kingdom. GDP growth in Europe is expected to be in the 2%-4% range depending on the country, with the highest growth likely to be in the United Kingdom and Scandinavia.

            We are still cautious on Japan's outlook. The private side of the economy is being negatively impacted by the tax hike during the first three months of fiscal year 1997. On the public side, the Japanese government's fiscal standing is the worst among the developed countries, and the government is starting to restrain public spending. The recent resurgence of Japan's trade surplus, despite suggesting that exporters are doing well, is another concern. On top of all these issues, the Tokyo market as a whole remains expensive and has very low growth potential.

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

Variable Investment Trust-GE International Equity Portfolio                   55
--------------------------------------------------------------------------------

       Q. HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF YOUR MARKET OUTLOOK?

       A. Geographic weightings are driven by our bottom-up stock selection process based on growth at a reasonable price. Currently, we anticipate no major changes in our regional weightings.

            We continue to find attractive companies in Continental Europe and will maintain our overweight in anticipation of further restructuring.

            Although it is difficult to find value in Japan, the Portfolio has some Japanese global companies with leading products and competitive costs. We will continue to look for reasonably priced, domestic companies with strong growth prospects and competitive positions. Until we find them, we expect to remain significantly underweight in Japan.

       Q. COULD YOU DISCUSS ONE CURRENT MARKET ISSUE AS IT RELATES TO THE PORTFOLIO?

       A. The Portfolio's overweight position in Continental Europe is driven by the value identified in the companies profiting from restructuring efforts. Over the past six months, the Portfolio has benefited from its holdings in Novartis AG, which was formulated as a result of a merger between two Swiss pharmaceutical companies, Sandoz and Ciba-Geigy. Novartis AG epitomizes two trends we are seeing in Europe: corporate restructuring and strong exports. The company's profits have been aided by cost savings and synergies related to the merger, while its revenues have been boosted by a stronger U.S. dollar.

--------------------------------------------------------------------------------

56                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------


                                    [GRAPH]



            GE International      MSCI EAFE Index

1/3/95          10,000                 10,000
3/95            10,280                 10,186
6/95            11,027                 10,260
9/95            11,413                 10,688
12/95           11,774                 11,121
3/96            12,405                 11,442
6/96            13,056                 11,623
9/96            13,198                 11,609
12/96           13,671                 11,794
3/97            13,812                 11,609
6/97            15,258                 13,116



                         Average Annual Total Return %
                      for the period ended June 30, 1997

                                               Since
                            6 Mo    1 Yr     Inception
                           ------  ------   ---------
                            11.61%  16.87%    18.49%


Performance of a $10,000 investment since inception of the GE International Equity Portfolio - (1/3/95)

GE International Equity Portfolio (ending value $15,258)
MSCI EAFE Index (ending value $13,116)

See page 61 for Notes to Performance. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Variable Investment Trust-GE Fixed Income Portfolio                           57
--------------------------------------------------------------------------------

                   FROM THE GE FIXED INCOME PORTFOLIO ADVISER

                     GE INVESTMENT MANAGEMENT INCORPORATED
                    PORTFOLIO MANAGER: ROBERT A. MACDOUGALL

       Q.  WHAT HAPPENED IN THE BOND MARKET OVER THE PAST SIX MONTHS?

       A. Data released at the end of 1996 indicated that the economy was growing moderately while inflation remained low. Investors were concerned with how fast the economy could grow without seeing signs of rising inflation. Volatility increased during February as a result of Federal Reserve Chairman Greenspan's semi-annual monetary policy testimony before the Senate. He expressed concerns about an overvalued stock market and warned that rates could be increased in a preemptive inflation strike. The Federal Reserve raised interest rates in March as above trend growth continued. In April, rumor of a balanced budget deal and additional non-inflationary economic data reduced the negative tone in the market. Growth began to slow down as consumers increased their debt levels from above-average spending. Yields continued to fall at the end of the second quarter as investors started to perceive that the economy might be moderating to a level that would keep inflation low reducing the need for the Federal Reserve to raise interest rates in the near term. Although the market changed frequently during the six month period, the yield on long Treasuries rose only slightly from 6.64% on December 31, 1996 to 6.78% at the end of June.

       Q.  WHAT HAPPENED IN THE PORTFOLIO OVER THE PAST SIX MONTHS?

       A. The GE Fixed Income Portfolio had a total return of 2.94% for the first six months of 1997. This compares with a 3.09% return for the Lehman Brothers Aggregate Bond Index and an average return of 2.73% for the 10 mutual funds included in our Lipper Intermediate U.S. Bond Annuity fund peer group. We entered 1997 neutral to the market and overweighted in the corporate and mortgage-backed sectors. While we maintained our overweight in corporate securities throughout the period, we reduced our exposure in mortgage-backed issues to an underweighted position and reduced the duration of the Portfolio towards the end of the second quarter. Although we increased performance from our sector allocations for the period, the shortening of our average maturity within the Portfolio hurt performance as interest rates fell in June.

       Q. WHAT IS YOUR CURRENT MARKET OUTLOOK AND HOW IS THE PORTFOLIO POSITIONED TO TAKE ADVANTAGE OF YOUR MARKET OUTLOOK?

       A. We are slightly defensive on the market and maintain a yield advantage versus the index. We expect interest rates to rise during the fall as the second quarter slowdown will be temporary and not severe enough to ease the extremely tight labor markets. We expect the Federal Reserve to tighten before year end, and since market yields do not reflect this view,

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

58                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

       we will stay defensive. We believe that any additional tightening of monetary policy will be a relatively small 25-50 basis points (.25%-.50%) over the next six months, and as a result, we would view any rise in rates as an opportunity to extend the average maturity of the Portfolio.

                                    [GRAPH]

                 GE Fixed Income          LB Aggregate Index

1/3/95             10,000                      10,000
3/95               10,453                      10,504
6/95               11,016                      11,144
9/95               11,210                      11,364
12/95              11,683                      11,848
3/96               11,445                      11,636
6/96               11,463                      11,703
9/96               11,674                      11,918
12/96              12,024                      12,276
3/97               11,953                      12,208
6/97               12,377                      12,657


                         Average Annual Total Return %
                       for the period ended June 30, 1997

                                              Since
                          6 Mo       1 Yr    Inception
                          -----     -----    ---------
                           2.94%     7.98%     8.94%

Performance of a $10,000 investment since inception of the GE Fixed Income Portfolio - (1/3/95)

GE Fixed Income Portfolio (ending value $12,377)
Lehman Brothers Aggregate Bond Index (ending value $12,657)

See page 61 for Notes to Performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Variable Investment Trust-GE Money Market Portfolio                           59
--------------------------------------------------------------------------------

                   FROM THE GE MONEY MARKET PORTFOLIO ADVISER

                     GE INVESTMENT MANAGEMENT INCORPORATED
                    PORTFOLIO MANAGER: ROBERT A. MACDOUGALL

       Q.  WHAT HAPPENED IN THE MARKET OVER THE PAST SIX MONTHS?

       A. At the close of 1996, the Federal Funds Rate was 5.25% with the 1-Year Treasury Bill yield of 5.48%. With the economy starting to show signs of growth early in the first quarter, interest rates rose in anticipation of a Federal Reserve interest rate hike. This increase officially occurred at the March Federal Open Market Committee (FOMC) meeting. Fed Funds were raised 25 basis points (.25%) to 5.50% and the yield on the 1-Year T-Bill reached 6.00%. As GDP continued to show signs of above trend growth, we remained cautious and looked for the Federal Reserve to raise short-term rates further to slow economic growth.

       Q. HOW DID THE GE MONEY MARKET PORTFOLIO PERFORM COMPARED TO ITS BENCHMARK IN 1997?

       A. The GE Money Market Portfolio had a total return of 2.47% for the first six months of 1997. This compares with 2.56% for 90-Day Treasury Bills and a 2.47% average return for the 107 Money Market Annuity funds in our Lipper peer group.

       Q.  WHAT IS YOUR INVESTMENT STRATEGY?

       A. Our top priority in this Portfolio is to ensure that we have sufficient liquidity to meet investors needs and to maintain a high quality portfolio. Along this end, we are changing the composition of the Portfolio from 100% Bank and Corporate securities to at least 35% U.S. Government debt and the balance in the highest quality rated securities (Moody's P-1/S&P A-1). This allocation will be completed at the start of the third quarter and will improve the credit worthiness of the Portfolio without adversely affecting the yield. We do not buy exotic derivatives in order to reach for yield. We do adjust our average portfolio maturity depending upon our outlook for the direction of short-term interest rates.

       Q. WHAT IS YOUR CURRENT MARKET OUTLOOK AND HOW WILL THIS IMPACT THE PORTFOLIO?

       A. With low unemployment and inflation as a backdrop, the probability of an immediate interest rate hike by the Federal Reserve is minimal. The second quarter GDP slowdown, which we view as temporary, will not be sufficient to ease the shortages of qualified labor experienced by many U.S. companies. We expect the Federal Reserve to tighten before year-end (25-50 basis points (.25% to .50%) over the next six months), and as a result, we are waiting for yields to rise before extending the average maturity of the Portfolio.

--------------------------------------------------------------------------------

60                           Variable Investment Trust-GE Money Market Portfolio
--------------------------------------------------------------------------------

            AN INVESTMENT IN THE GE MONEY MARKET PORTFOLIO IS NEITHER INSURED, NOR GUARANTEED BY THE U.S. GOVERNMENT, AND NO ASSURANCE CAN BE GIVEN THAT THE GE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                    [GRAPH]

                 GE Money Market       90-Day T-Bill Index

1/31/95           10,000                    10,000
3/95              10,132                    10,145
6/95              10,275                    10,287
9/95              10,414                    10,426
12/95             10,572                    10,564
3/96              10,701                    10,696
6/96              10,829                    10,831
9/96              10,957                    10,970
12/96             11,086                    11,108
3/97              11,219                    11,250
6/97              11,360                    11,392


                         Average Annual Total Return %
                       for the period ended June 30, 1997

                                                Since
                         6 Mo       1 Yr      Inception
                         ------     -----     ---------
                          2.47%      4.90%      5.25%

Performance of a $10,000 investment since inception of the GE Money Market Portfolio - (1/3/95)

GE Money Market Portfolio (ending value $11,360)
90-Day T-Bill Index (ending value $11,392)

The GE Money Market Portfolio's
7 day current yield was 5.06% and effective yield was 5.19% as of 6/30/97.

See page 61 for Notes to Performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Variable Investment Trust                                                     61
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE

  Average annual total returns take into account changes in share price and assume reinvestment of dividends and capital gains. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares. The performance data shown does not reflect charges made by the separate account. Inclusion of these charges would reduce the performance quoted.

  GE Investment Management Incorporated ("GEIM") has voluntarily agreed to waive and/or bear certain fees and Portfolio expenses. Without these provisions, the returns (and/or yields) would have been lower. These provisions may be terminated in the future.

  The Standard & Poor's Composite Index of 500 Stocks (S&P 500), Morgan Stanley Capital International Europe Australia Far East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), and the 90-Day U.S. Treasury Index (90-Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI EAFE is a composite of 1,093 stocks of companies in 20 countries located in Europe, Australasia, New Zealand and the Far East. The LB Aggregate Bond Index is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The 90-Day U.S. T-Bill is the average return on three-month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest. Broad market index returns are calculated from the month-end nearest to the Portfolios' inception date. The majority of the broad market returns are not available from the Portfolios' commencement of investment operations through June 30, 1997.

  The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

--------------------------------------------------------------------------------

62                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
COMMON STOCK-96.8%
BASIC MATERIALS-4.3%
     Air Products & Chemicals Inc...............................................        780         63,375
     Airgas Inc.................................................................      1,433         28,391(a)
     Barrick Gold Corp..........................................................        943         20,746
     Du Pont de Nemours (E.I.) & Co.............................................      5,762        362,286
     Eastman Chemical Co........................................................        337         21,400
     FMC Corp...................................................................        333         26,453(a)
     IMC Global Inc.............................................................        708         24,780
     Mead Corp..................................................................        930         57,892
     Morton International Inc...................................................      2,930         88,449
     Newmont Mining Corp........................................................      2,643        103,077
     Potash Corp. of Saskatchewan Inc...........................................        200         15,013
     PPG Industries Inc.........................................................        184         10,695
     Rayonier Inc...............................................................        800         33,650
     Weyerhaeuser Co............................................................      1,606         83,512
                                                                                               -----------
                                                                                                   939,719
                                                                                               -----------
CAPITAL GOODS-11.9%
     AlliedSignal Inc...........................................................      4,502        378,168
     AMP Inc....................................................................        950         39,663
     Armstrong World Industries Inc.............................................        590         43,291
     Avery Dennison Corp........................................................        467         18,738
     Boeing Co..................................................................        566         30,033
     Bombardier Inc. (Class B)..................................................        200          4,540
     Browning-Ferris Industries Inc.............................................      1,560         51,870
     Corning Inc................................................................        500         27,813
     Deere & Co.................................................................      2,478        135,980
     Dover Corp.................................................................      4,895        301,042
     Emerson Electric Co........................................................      5,663        311,819
     General Signal Corp........................................................        649         28,313
     Harnischfeger Industries Inc...............................................        333         13,820
     Hubbell Inc. (Class B).....................................................      5,068        222,992
     Laidlaw Inc................................................................        832         11,492
     Lockheed Martin Corp.......................................................        939         97,245
     Mannesmann AG..............................................................         28         12,474
     Martin Marietta Materials Inc..............................................      1,332         43,123

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            63
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
     Masco Corp.................................................................        233          9,728
     McDonnell Douglas Corp.....................................................        515         35,278
     Minnesota Mining & Manufacturing Co........................................        433         44,166
     Molex Inc. (Class A).......................................................      1,061         37,002
     National Service Industries Inc............................................        591         28,774
     Parker Hannifin Corp.......................................................        334         20,270
     Sherwin Williams Co........................................................      1,208         37,297
     Textron Inc................................................................      4,437        294,506
     Timken Co..................................................................        831         29,552
     Tyco International Ltd.....................................................        359         24,973
     United Technologies Corp...................................................      2,011        166,913
     United Waste Systems Inc...................................................        333         13,653(a)
     US Filter Corp.............................................................        334          9,102(a)
     Waste Management Inc.......................................................      1,832         58,853
     Wheelabrator Technologies Inc..............................................        562          8,676
                                                                                               -----------
                                                                                                 2,591,159
                                                                                               -----------
CONSUMER--CYCLICAL-7.3%
     ACNielsen Corp.............................................................      2,034         39,917(a)
     Autoliv AB.................................................................        581         22,732(a)
     Automatic Data Processing Inc..............................................      2,814        132,258
     Carnival Corp. (Class A)...................................................        783         32,299
     Catalina Marketing Corp....................................................        433         20,838(a)
     Circus Circus Enterprises Inc..............................................      2,111         51,983(a)
     Comcast Corp. (Class A)....................................................      3,166         67,673
     Comcast UK Cable Partners Ltd. (Class A)...................................        866         10,392(a)
     CUC International Inc......................................................      1,283         33,117(a)
     Disney (Walt) Co...........................................................      2,635        211,459
     Dun & Bradstreet Corp......................................................        400         10,500
     Eastman Kodak Co...........................................................      1,138         87,342
     Federal-Mogul Corp.........................................................        384         13,440
     Ford Motor Co..............................................................      2,291         86,485
     Gannett Inc................................................................      1,621        160,074
     General Motors Corp........................................................        730         40,652
     Goodyear Tire & Rubber Co..................................................        482         30,517
     Harman International Industries Inc........................................        633         26,665
     Interpublic Group Cos. Inc.................................................      1,822        111,711

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

64                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
     ITT Industries Inc.........................................................        309          7,957
     Knight Ridder Inc..........................................................        433         21,244
     McDonalds Corp.............................................................      2,037         98,413
     Metromedia International Group Inc.........................................        449          5,697(a)
     Nine West Group Inc........................................................        333         12,716(a)
     Scholastic Corp............................................................        457         15,995(a)
     Tele-Communications Inc. (Series A)........................................      3,738         55,603
     Tele-Communications Inc. Liberty Media Group (Series A)....................      2,981         70,799(a)
     Time Warner Inc............................................................        893         43,087
     Viad Corp..................................................................        749         14,418
     Xerox Corp.................................................................        766         60,418
                                                                                               -----------
                                                                                                 1,596,401
                                                                                               -----------
CONSUMER--STABLE-9.6%
     Anheuser Busch Cos. Inc....................................................      4,725        198,155
     Archer-Daniels Midland Co..................................................      1,668         39,198
     Avon Products Inc..........................................................      1,119         78,959
     Coca Cola Co...............................................................        165         11,138
     Colgate Palmolive Co.......................................................      1,911        124,693
     Conagra Inc................................................................      1,110         71,179
     CPC International Inc......................................................      1,176        108,559
     General Mills Inc..........................................................        882         57,440
     Gillette Co................................................................        400         37,900
     International Flavours.....................................................        471         23,786
     International Multifoods Corp..............................................        233          5,854
     Kellogg Co.................................................................        266         22,776
     Kimberly Clark Corp........................................................      4,380        217,905
     Nestle S.A. (Regd.)........................................................         30         39,575
     Pepsico Inc................................................................      8,545        320,972
     Philip Morris Cos. Inc.....................................................      6,364        282,402(g)
     Procter & Gamble Co........................................................      1,903        268,799
     Ralston Purina Co..........................................................        741         60,901
     Sara Lee Corp..............................................................      1,789         74,467
     Sysco Corp.................................................................        534         19,491
     Unilever N.V...............................................................        150         32,700
                                                                                               -----------
                                                                                                 2,096,849
                                                                                               -----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            65
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
ENERGY-10.8%
     Amoco Corp.................................................................      2,295        199,522
     Anadarko Petroleum Corp....................................................        652         39,120
     Atlantic Richfield Co......................................................      1,880        132,540
     Baker Hughes Inc...........................................................      2,457         95,055
     British Petroleum PLC ADR..................................................        756         56,605
     Burlington Resources Inc...................................................      2,156         95,133
     Diamond Offshore Drilling Inc..............................................        150         11,719(a)
     Elf Aquitaine S.A..........................................................        283         15,406
     Exxon Corp.................................................................      6,832        420,168
     Halliburton Co.............................................................        520         41,210
     Louisiana Land & Exploration Co............................................        333         19,023
     Mobil Corp.................................................................      2,898        202,498
     Nabors Industries Inc......................................................      1,206         30,150(a)
     Royal Dutch Petroleum Co. ADR..............................................      5,404        293,842
     Schlumberger Ltd...........................................................      2,630        328,750
     Texaco Inc.................................................................      1,504        163,560
     Tosco Corp.................................................................        738         22,094
     Total S.A. (Class B).......................................................        498         25,211
     Union Pacific Resources Group Inc..........................................      1,419         35,298
     Unocal Corp................................................................      2,894        112,323
     Valero Energy Corp.........................................................        533         19,321
                                                                                               -----------
                                                                                                 2,358,548
                                                                                               -----------
FINANCIAL-12.0%
     American Express Co........................................................      2,938        218,881
     Bank of New York Inc.......................................................      1,322         57,507
     BankAmerica Corp...........................................................      1,442         93,099
     BankBoston Corp............................................................      1,123         80,926
     Bankers Trust New York Corp................................................        226         19,662
     Barnett Banks Inc..........................................................        300         15,750
     Beneficial Corp............................................................        400         28,425
     Chase Manhattan Corp.......................................................      1,226        118,999
     Citicorp...................................................................      2,984        359,758
     CMAC Investment Corp.......................................................        569         27,170
     Countrywide Credit Industries..............................................      1,063         33,152
     Edwards A.G. Inc...........................................................        506         21,632

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

66                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
     Federal National Mortgage Assoc............................................      8,856        386,343
     ING Groep N.V..............................................................        834         38,547
     Mellon Bank Corp...........................................................      1,572         70,937
     Merrill Lynch & Co. Inc....................................................        600         35,775
     Morgan (J.P.) & Co. Inc....................................................        739         77,133
     Morgan Stanley, Dean Witter, Discover & Co.................................      3,996        172,078
     Norwest Corp...............................................................        200         11,250
     Providian Financial Corp...................................................        443         14,231(a)
     Salomon Inc................................................................        434         24,141
     State Street Corp..........................................................      1,400         64,750
     T. Rowe Price & Associates.................................................        316         16,314
     Travelers Group Inc........................................................      7,203        454,239
     Trizec Hahn Corp...........................................................        450          9,619
     United States Bancorp......................................................        583         37,385
     Wells Fargo & Co...........................................................        514        138,523
                                                                                               -----------
                                                                                                 2,626,226
                                                                                               -----------
FINANCIAL--INSURANCE-5.9%
     Aegon N.V..................................................................        192         13,483
     American International Group Inc...........................................      2,432        363,280
     Chubb Corp.................................................................      1,715        114,691
     Equitable Cos. Inc. (Series B).............................................        267          8,878
     Everest Reinsurance Holdings...............................................        200          7,925
     General Reinsurance Corp...................................................        480         87,360
     Lincoln National Corp......................................................      1,233         79,374
     Loews Corp.................................................................      2,062        206,458
     Marsh & McLennan Cos. Inc..................................................      1,916        136,754
     Provident Cos. Inc.........................................................      1,865         99,778
     Reliastar Financial Corp...................................................        484         35,393
     The Hartford Financial Services Group Inc..................................        399         33,017
     TIG Holdings Inc...........................................................      1,869         58,406
     UNUM Corp..................................................................        726         30,492
                                                                                               -----------
                                                                                                 1,275,289
                                                                                               -----------
HEALTHCARE-12.4%
     Abbott Laboratories........................................................      4,426        295,435
     Allergan Inc...............................................................      1,865         59,330
     American Home Products Corp................................................      3,395        259,717

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         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            67
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
     Arrow International Inc....................................................        179          5,236
     Baxter International Inc...................................................        936         48,906
     Bristol-Myers Squibb Co....................................................      5,393        436,833
     Cardinal Health Inc........................................................        963         55,132
     Columbia/HCA Healthcare Corp...............................................        100          3,931
     Dentsply International Inc.................................................        269         13,181
     Eli Lilly & Co.............................................................        799         87,341
     Forest Labs Inc............................................................        108          4,496(a)
     Johnson & Johnson..........................................................      4,619        297,348
     Lincare Holdings Inc.......................................................        748         32,164(a)
     Merck & Co. Inc............................................................      2,931        303,358
     Pfizer Inc.................................................................      2,171        259,435
     Scherer (R.P.) Corp. Delaware..............................................      1,237         63,860(a)
     Schering Plough Corp.......................................................      3,216        153,966
     Smithkline Beecham PLC ADR.................................................      2,251        206,248
     St. Jude Medical Inc.......................................................        142          5,538(a)
     Sun Healthcare Group Inc...................................................        217          4,516(a)
     Tenet Healthcare Corp......................................................        450         13,303(a)
     Warner-Lambert Co..........................................................        100         12,425
     Watson Pharmaceuticals Inc.................................................      2,131         90,035(a)
                                                                                               -----------
                                                                                                 2,711,734
                                                                                               -----------
RETAIL TRADE-4.5%
     American Stores Co.........................................................        843         41,623
     Arbor Drugs Inc............................................................      1,959         39,425
     Costco Cos. Inc............................................................      1,398         45,959(a)
     Dayton Hudson Corp.........................................................      1,532         81,483
     Federated Department Stores Inc............................................      1,598         55,530(a)
     Home Depot Inc.............................................................      1,972        135,945
     Lowes Cos. Inc.............................................................        927         34,415
     Office Max Inc.............................................................        412          5,948(a)
     Penney J.C. Inc............................................................        366         19,101
     Sears Roebuck & Co.........................................................      3,092        166,195
     Toys 'R Us Inc.............................................................      2,427         84,945(a)
     Wal Mart Stores Inc........................................................      7,905        267,288
                                                                                               -----------
                                                                                                   977,857
                                                                                               -----------

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         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

68                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
TECHNOLOGY--ELECTRONICS AND EQUIPMENT-6.4%
     3Com Corp..................................................................        283         12,735(a)
     Applied Materials Inc......................................................        911         64,510(a)
     Cisco Systems Inc..........................................................      1,149         77,127(a)
     DSC Communications Corp....................................................        482         10,724(a)
     Hewlett Packard Co.........................................................      4,437        248,472
     Intel Corp.................................................................      3,058        433,663
     International Business Machines............................................      3,588        323,593
     Lucent Technologies Inc....................................................        568         40,931
     Northern Telecom Ltd.......................................................        400         36,400
     Pitney Bowes Inc...........................................................      1,194         82,983
     Storage Technology Corp....................................................        241         10,725(a)
     Varian Associates Inc......................................................        902         48,933
                                                                                               -----------
                                                                                                 1,390,796
                                                                                               -----------
TECHNOLOGY--SOFTWARE & SERVICES-4.0%
     Computer Associates International Inc......................................      1,580         87,986
     Electronic Data Systems Corp...............................................        582         23,862
     Equifax Inc................................................................      6,246        232,273
     First Data Corp............................................................      7,425        326,236
     Intuit Inc.................................................................        331          7,592(a)
     Microsoft Corp.............................................................        433         54,721(a)
     Reuters Holdings PLC ADR (Class B).........................................      2,376        149,688
                                                                                               -----------
                                                                                                   882,358
                                                                                               -----------
TRANSPORTATION-1.6%
     Burlington Northern Santa Fe...............................................      1,383        124,297
     Canadian Pacific Ltd.......................................................      2,423         68,904
     Continental Airlines Inc. (Class B)........................................      1,226         42,834(a)
     Delta Air Lines Inc........................................................        281         23,042
     Pittston Brinks Group......................................................        566         16,980
     Union Pacific Corp. N.V....................................................        882         62,181
                                                                                               -----------
                                                                                                   338,238
                                                                                               -----------
UTILITIES-6.1%
     360 Communications Co......................................................        217          3,716(a)
     Airtouch Communications Inc................................................      7,904        216,372(a)
     American Electric Power Inc................................................      1,317         55,314
     American Telephone & Telegraph Corp........................................      2,293         80,398

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE U.S. Equity Portfolio                            69
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
     Bellsouth Corp.............................................................      2,127         98,639
     CMS Energy Corp............................................................        500         17,625
     Duke Power Co..............................................................      1,398         67,017
     El Paso Natural Gas Co.....................................................        399         21,945
     Florida Progress Corp......................................................        999         31,281
     FPL Group Inc..............................................................        895         41,226
     GTE Corp...................................................................      2,946        129,256
     MCI Communications Corp....................................................      1,229         47,048
     NTL Inc....................................................................      3,978         98,953(a)
     NYNEX Corp.................................................................      1,240         71,455
     Pacificorp.................................................................      1,831         40,282(g)
     Pinnacle West Capital Corp.................................................        400         12,025
     Public Service Co. Colorado................................................        618         25,647
     SBC Communications Inc.....................................................      2,208        136,620
     Sonat Inc..................................................................        966         49,507
     Southern Co................................................................        833         18,222
     Sprint Corp................................................................        333         17,524
     Vanguard Cellular Systems Inc. (Class A)...................................        598          8,148(a)
     Worldcom Inc...............................................................      1,499         47,968(a)
                                                                                               -----------
                                                                                                 1,336,188
                                                                                               -----------
     Total Common Stock
            (Cost $15,604,371)..................................................                21,121,362
                                                                                               -----------

                                                                                  PRINCIPAL
                                                                                  AMOUNT ($)      VALUE
                                                                                  ----------   -----------
CONVERTIBLE BONDS-0.1%
     Berkshire Hathaway Inc. Delaware
     1.00%    12/02/01..........................................................      8,000          8,420
     Continental Airlines Inc.
     6.75%    04/15/06..........................................................      2,000          2,530
     6.75%    04/15/06..........................................................     11,000         14,424(b)
                                                                                               -----------
     Total Convertible Bonds
            (Cost $20,974)......................................................                    25,374
                                                                                               -----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

70                            Variable Investment Trust-GE U.S. Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                    NUMBER
                                                                                  OF SHARES     VALUE ($)
                                                                                  ----------   -----------
PREFERRED STOCK-0.4%
     Airtouch Communications Inc. (Class B), 6.00%..............................        307          8,749
     Microsoft Corp. (Series A), $2.20..........................................      1,045         90,915
                                                                                               -----------
     Total Preferred Stock
            (Cost $93,157)......................................................                    99,664
                                                                                               -----------
     Total Investments in Securities
            (Cost $15,718,502)..................................................                21,246,400
                                                                                               -----------

SHORT-TERM INVESTMENTS-2.7%
     GEI Short-Term Investment Fund
            (Cost $578,019).....................................................    578,019        578,019
     Other Assets and Liabilities, net 0.0%.....................................                     4,352
                                                                                               -----------
NET ASSETS-100%.................................................................               $21,828,771
                                                                                               -----------
                                                                                               -----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE International Equity Portfolio                   71
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                                                                       NUMBER
                                                                                      OF SHARES   VALUE ($)
                                                                                      ---------   ----------
COMMON STOCK-98.3%
AUSTRALIA-3.9%
     Brambles Industries Ltd........................................................     7,512       148,691
     Burns, Philp & Co. Ltd.........................................................    63,963       118,917
     Coca Cola Amatil Ltd...........................................................     5,142        66,840
     Colonial Ltd...................................................................     3,214         8,210(a)
     F.H. Faulding & Co. Ltd........................................................     3,037        17,444
                                                                                                  ----------
                                                                                                     360,102
                                                                                                  ----------
AUSTRIA-2.3%
     OMV AG.........................................................................       369        47,267
     VA Technologie AG..............................................................       923       168,911
                                                                                                  ----------
                                                                                                     216,178
                                                                                                  ----------
BRAZIL-1.3%
     Telecomunicacoes de Sao Paulo S.A. (Pfd. receipts).............................    15,553         5,085(a)
     Telecomunicacoes de Sao Paulo S.A. (Pfd. shares)...............................   356,907       116,698
                                                                                                  ----------
                                                                                                     121,783
                                                                                                  ----------
CANADA-0.9%
     Bombardier Inc. (Class B)......................................................     3,788        85,994
                                                                                                  ----------
DENMARK-1.5%
     Den Danske Bank................................................................     1,342       130,564
     Tele Danmark AS (Series B).....................................................        97         5,040
                                                                                                  ----------
                                                                                                     135,604
                                                                                                  ----------
FINLAND-1.3%
     Merita Ltd.....................................................................     9,645        32,133
     Metra AB.......................................................................       192         5,787
     Pohjola Insurance Group........................................................       660        19,573
     Sampo Insurance Co. Ltd........................................................       236        22,951
     Valmet Corp....................................................................     2,332        40,328
                                                                                                  ----------
                                                                                                     120,772
                                                                                                  ----------
FRANCE-11.1%
     Alcatel Alsthom................................................................       832       104,200
     AXA-UAP........................................................................     1,006        62,568
     Cap Gemini S.A.................................................................       403        21,259
     Carrefour S.A..................................................................       252       183,017
     Coflexip S.A. ADR..............................................................     2,023        60,943

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

72                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                       NUMBER
                                                                                      OF SHARES   VALUE ($)
                                                                                      ---------   ----------
     Lyonnaise Des Eaux S.A.........................................................       861        86,734
     Michelin CGDE..................................................................     1,071        64,314
     Schneider S.A..................................................................       835        44,445
     Total S.A. (Class B)...........................................................     2,333       235,813
     Usinor Sacilor.................................................................     2,467        44,498
     Valeo S.A......................................................................     1,895       117,698
                                                                                                  ----------
                                                                                                   1,025,489
                                                                                                  ----------
GERMANY-8.4%
     BASF AG........................................................................     2,051        75,791
     Dresdner Bank AG...............................................................       935        32,326
     Fresenius Medical Care Inc. AG.................................................       435        38,410
     Fresenius Medical Care Inc. AG (Pfd. shares)...................................       628        45,081
     Gehe AG........................................................................     1,548       105,620
     Mannesmann AG..................................................................       329       146,570
     SGL Carbon AG..................................................................       981       134,317
     Siemens AG.....................................................................     2,117       125,690
     Veba AG........................................................................     1,329        74,676
                                                                                                  ----------
                                                                                                     778,481
                                                                                                  ----------
GREECE-0.3%
     Alpha Credit Bank..............................................................       455        30,961
                                                                                                  ----------
HONG KONG-5.0%
     Cheung Kong (Holdings) Ltd.....................................................     8,500        83,932
     China Resources Enterprise Ltd.................................................     8,000        39,240
     Giordano International Ltd.....................................................    64,000        43,783
     HSBC Holdings PLC..............................................................     5,760       173,232
     Johnson Electric Holdings......................................................     8,500        25,344
     Lai Sun Development Co. Ltd....................................................    26,000        29,197
     New World Development Co. Ltd..................................................     5,000        29,817
     Television Broadcasts Ltd......................................................     8,000        35,935
                                                                                                  ----------
                                                                                                     460,480
                                                                                                  ----------
INDIA-0.4%
     BSES Ltd. GDR..................................................................       774        20,511
     Tata Engineering & Locomotive Co. Ltd. GDR.....................................     1,320        19,602
                                                                                                  ----------
                                                                                                      40,113
                                                                                                  ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE International Equity Portfolio                   73
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                       NUMBER
                                                                                      OF SHARES   VALUE ($)
                                                                                      ---------   ----------
INDONESIA-1.8%
     PT Astra International Inc.....................................................    32,500       133,635
     PT Mulia Industrindo...........................................................    44,500        23,329
     PT Tambang Timah GDR...........................................................       881        12,995(b)
                                                                                                  ----------
                                                                                                     169,959
                                                                                                  ----------
ISRAEL-1.5%
     ECI Telecommunications Ltd.....................................................     4,697       139,736
                                                                                                  ----------
ITALY-2.8%
     Edison Spa.....................................................................     7,988        39,738
     ENI Spa (Regd.)................................................................     5,566        31,521
     Gucci Group N.V. ADR...........................................................       181        11,652
     Industrie Natuzzi Spa ADR......................................................       539        13,812
     Telecom Italia Mobilaire.......................................................    50,242       162,589
                                                                                                  ----------
                                                                                                     259,312
                                                                                                  ----------
JAPAN-15.5%
     Canon Inc......................................................................     8,000       217,763
     Credit Saison Co. Ltd..........................................................     6,465       157,931
     DDI Corp.......................................................................        18       132,857
     Honda Motor Co.................................................................     4,000       120,398
     Murata Manufacturing Co. Ltd...................................................     2,000        79,567
     NEC Corp.......................................................................     7,000        97,714
     NTT Data Corp..................................................................         3       115,948
     Rohm Co........................................................................     2,000       205,898
     Sony Corp......................................................................     2,000       174,315
     Sumitomo Realty & Development..................................................     4,000        35,247
     Suzuki Motor Corp..............................................................     6,000        75,903
     Tokyo Steel Manufacturing......................................................     1,400        15,634
                                                                                                  ----------
                                                                                                   1,429,175
                                                                                                  ----------
MALAYSIA-0.2%
     AMMB Holdings Berhad...........................................................     1,200         7,464
     Telekom Malaysia Berhad........................................................     3,000        14,026
                                                                                                  ----------
                                                                                                      21,490
                                                                                                  ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

74                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                       NUMBER
                                                                                      OF SHARES   VALUE ($)
                                                                                      ---------   ----------
MEXICO-1.2%
     Gruma S.A. de C.V..............................................................     6,462        29,760
     Grupo Carso S.A. de C.V. ADR...................................................     4,235        58,654
     Grupo Financiero Bancomer S.A. ADR (Series C)..................................     2,118        20,386(a,b)
                                                                                                  ----------
                                                                                                     108,800
                                                                                                  ----------
NETHERLANDS-4.4%
     IHC Caland N.V.................................................................     2,079       113,646
     ING Groep N.V..................................................................     3,152       145,324
     PolyGram N.V...................................................................     2,077       108,987
     Wolters Kluwer N.V.............................................................       291        35,432
                                                                                                  ----------
                                                                                                     403,389
                                                                                                  ----------
NORWAY-0.2%
     Saga Petroleum ASA.............................................................       695        13,181
                                                                                                  ----------
PANAMA-0.7%
     Panamerican Beverages Inc. (Class A)...........................................     1,929        63,416
                                                                                                  ----------
PERU-1.2%
     Telefonica del Peru S.A. ADR (Class B).........................................     4,065       106,452
                                                                                                  ----------
PHILIPPINES-1.1%
     Metro Bank & Trust Co..........................................................     2,275        48,302
     San Miguel Corp................................................................    19,880        52,383
                                                                                                  ----------
                                                                                                     100,685
                                                                                                  ----------
PORTUGAL-1.4%
     Banco Comercial Portugues......................................................     5,664       106,966
     Banco Comercial Portugues (Pfd. shares)........................................        52         3,562
     Banco Comercial Portugues ADR..................................................       577        10,747
     Electricidade de Portugal S.A..................................................       572        10,497
                                                                                                  ----------
                                                                                                     131,772
                                                                                                  ----------
SINGAPORE-0.2%
     DBS Land Ltd...................................................................     7,000        22,130
                                                                                                  ----------
SOUTH AFRICA-1.3%
     Dimension Data Holdings Ltd....................................................    11,664        46,276
     South African Iron & Steel.....................................................   103,479        68,423
                                                                                                  ----------
                                                                                                     114,699
                                                                                                  ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE International Equity Portfolio                   75
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                       NUMBER
                                                                                      OF SHARES   VALUE ($)
                                                                                      ---------   ----------
SOUTH KOREA-1.0%
     Kookmin Bank...................................................................       560        10,652
     Kookmin Bank GDR...............................................................       165         3,506(b)
     Korea Electric Power Corp......................................................     2,500        74,606
                                                                                                  ----------
                                                                                                      88,764
                                                                                                  ----------
SPAIN-2.1%
     Banco Santander S.A............................................................     2,640        81,341
     Repsol S.A.....................................................................     2,696       113,988
                                                                                                  ----------
                                                                                                     195,329
                                                                                                  ----------
SWEDEN-3.9%
     Astra AB (Series B)............................................................       226         3,988
     Autoliv SDR....................................................................     4,617       177,566(a)
     Electrolux AB (Series B).......................................................     1,079        77,834
     Investor AB (Series B).........................................................       342        18,016
     Kinnevik AB (Series B).........................................................       995        27,719
     NetCom Systems AB (Series B)...................................................     1,941        27,601(a)
     Telefonaktiebolaget LM Ericson (Series B)......................................       722        28,421
                                                                                                  ----------
                                                                                                     361,145
                                                                                                  ----------
SWITZERLAND-9.7%
     ABB AG.........................................................................       130       196,781
     Holderbank Financiere Glarus AG................................................        63        59,505
     Nestle S.A. (Regd.)............................................................        82       108,172
     Novartis AG (Regd.)............................................................       177       282,957
     Roche Holdings AG..............................................................        10        90,445
     Schw Rueckversicher (Regd.)....................................................        49        69,305
     Zurich Versicherungsgesellschaft (Regd.).......................................       222        88,344
                                                                                                  ----------
                                                                                                     895,509
                                                                                                  ----------
THAILAND-0.3%
     Banpu PLC......................................................................     1,200        17,510
     Siam Cement PLC................................................................       200         3,459
     Thai Farmers Bank PLC..........................................................     1,700         7,219
                                                                                                  ----------
                                                                                                      28,188
                                                                                                  ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

76                   Variable Investment Trust-GE International Equity Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                       NUMBER
                                                                                      OF SHARES   VALUE ($)
                                                                                      ---------   ----------
UNITED KINGDOM-11.4%
     Airtours PLC...................................................................     9,450       182,865
     Cordiant PLC...................................................................    32,807        68,292
     Granada Group PLC..............................................................     9,620       126,560
     Lucas Varity PLC...............................................................    22,472        77,839
     Medeva PLC.....................................................................    32,622       139,616
     Railtrack Group PLC............................................................    12,749       132,269
     Reed International PLC.........................................................    13,078       126,318
     Siebe PLC......................................................................    10,638       180,343
     Thorn PLC......................................................................     7,623        21,581
                                                                                                  ----------
                                                                                                   1,055,683
                                                                                                  ----------
     Total Investments in Securities
            (Cost $7,131,428).......................................................               9,084,771
                                                                                                  ----------

SHORT-TERM INVESTMENTS-0.3%
     GEI Short-Term Investment Fund
            (Cost $30,588)..........................................................    30,588        30,588
     Other Assets and Liabilities, net 1.4%.........................................                 129,569
                                                                                                  ----------
NET ASSETS-100%.....................................................................              $9,244,928
                                                                                                  ----------
                                                                                                  ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Fixed Income Portfolio                           77
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
BONDS AND NOTES-94.9%
U.S. TREASURIES-38.1%
     U.S. Treasury Bonds
     6.50%     11/15/26..........................................................    157,000       150,572(g)
     6.625%    02/15/27..........................................................     89,000        87,081(g)
     8.125%    08/15/19..........................................................     54,000        61,602(g)
     10.625%   08/15/15..........................................................     89,000       123,794(g)
     12.00%    05/15/05..........................................................     14,000        18,642(g)
     12.50%    08/15/14..........................................................    100,000       147,047(g)
     13.75%    08/15/04..........................................................     94,000       132,290(g)
                                                                                                ----------
                                                                                                   721,028
                                                                                                ----------
     U.S. Treasury Notes
     5.875%    01/31/99-02/15/00.................................................    559,000       555,495(g)
     6.00%     06/30/99..........................................................     50,000        49,930
     6.00%     09/30/98..........................................................     78,000        78,085(g)
     6.25%     06/30/02..........................................................    100,000        99,406
     6.375%    05/15/00..........................................................    242,000       242,869(g)
     6.625%    07/31/01-05/15/07.................................................    201,000       202,826(g)
     7.75%     12/31/99..........................................................     44,000        45,574(g)
                                                                                                ----------
                                                                                                 1,274,185
                                                                                                ----------
     Total U.S. Treasuries
            (Cost $1,988,077)....................................................                1,995,213
                                                                                                ----------
ASSET BACKED-0.9%
     Advanta Mortgage Loan Trust Corp.
     6.30%     07/25/25..........................................................      5,731         5,575
     First Plus Home Improvement Loan Trust
     7.80%     03/20/16..........................................................     10,000        10,300
     First USA Credit Card Trust
     5.80%     02/17/05..........................................................     17,000        16,992(h)
     Green Tree Recreational, Equipment & Consumer Trust
     6.55%     07/15/28..........................................................     10,000         9,978
     The Money Store Home Equity Trust
     7.90%     10/15/22..........................................................      6,000         6,162
                                                                                                ----------
     Total Asset Backed
            (Cost $48,483).......................................................                   49,007
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

78                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
CORPORATE NOTES-23.6%
     Abbey National PLC
     7.35%     10/29/49..........................................................      6,000         6,008
     Bancomer S.A.
     9.00%     06/01/00..........................................................      7,000         7,070(b)
     Bangkok Bank PLC
     7.25%     09/15/05..........................................................     15,000        14,297(b)
     Bell Telephone Co.-Canada
     9.50%     10/15/10..........................................................     10,000        11,984
     BT Preferred Capital Trust
     7.875%     02/25/27.........................................................     15,000        14,508
     Capital One Bank
     6.43%     06/29/98..........................................................     50,000        50,058
     Carter Holt Harvey Ltd.
     8.875%    12/01/04..........................................................     50,000        54,910
     China International Trust & Investment Corp.
     9.00%     10/15/06..........................................................     10,000        11,053
     Circus Circus Enterprises Inc.
     6.70%     11/15/2096........................................................     10,000         9,672
     Cleveland Electric Co.-Toledo Edison
     7.19%     07/01/00..........................................................      5,000         5,014(b)
     Conseco Inc.
     8.70%     11/15/26..........................................................     10,000        10,235
     Continental Cablevision Inc.
     8.50%     09/15/01..........................................................     10,000        10,562
     CSX Corp.
     7.05%     05/01/02..........................................................     10,000        10,088
     DDR Pass-Through Asset Trust
     7.125%    03/15/02..........................................................     65,000        64,805
     Deutsche Bank Financial Inc.
     6.70%     12/13/06..........................................................     20,000        19,500
     Dresser Industries Inc.
     7.60%     08/15/2096........................................................     23,000        23,428
     Empresa Nacional De Electricid
     7.875%    02/01/27..........................................................      5,000         4,997
     Farmers Insurance Exchange
     8.625%    05/01/24..........................................................      5,000         5,111(b)

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Fixed Income Portfolio                           79
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     FBOP Capital Trust
     10.20%     02/06/27.........................................................      5,000         5,263(b)
     Federated Department Stores Inc.
     10.00%     02/15/01.........................................................     50,000        54,698
     First American Capital Trust
     8.50%     04/15/12..........................................................      5,000         5,144(b)
     First Security Capital
     8.41%     12/15/26..........................................................      7,000         7,141
     First USA Capital Trust
     9.33%     01/15/27..........................................................     11,000        12,898
     Guangdong International Trust & Investment Corp.
     8.75%     10/24/16..........................................................     10,000        10,415(b)
     Hydro-Quebec
     8.05%     07/07/24..........................................................     60,000        65,039
     Korea Electric Power Corp.
     7.75%     04/01/13..........................................................     10,000        10,026
     Landeskreditbank Baden
     7.875%    04/15/04..........................................................     25,000        26,492
     Lehman Brothers Holdings Inc.
     6.84%     09/25/98..........................................................     25,000        25,181
     6.90%     03/30/01..........................................................     15,000        15,011
     Loewen Group International Inc.
     7.50%     04/15/01..........................................................     55,000        55,493
     MIC Financing Trust
     8.375%    02/01/27..........................................................     15,000        15,131(b)
     Morgan Stanley Finance PLC
     8.03%     02/28/17..........................................................      5,000         5,070
     National Bank of Hungary
     8.875%    11/01/13..........................................................     30,000        32,535
     National Westminster Bank PLC
     7.75%     04/29/49..........................................................      5,000         5,140
     New York State Dormitory Authority Revenues
     6.32%     04/01/99..........................................................     15,000        14,969
     News America Holdings Inc.
     8.15%     10/17/36..........................................................     35,000        34,505
     Norfolk Southern Corp.
     7.90%     05/15/2097........................................................     21,000        21,686

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

80                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     North Atlantic Energy Corp.
     9.05%     06/01/02..........................................................     13,000        13,152
     NRG Energy Inc.
     7.50%     06/15/07..........................................................     15,000        15,038(b)
     NWCG Holding Corp.
     6.75%     06/15/99..........................................................     15,000        13,189
     Oryx Energy Co.
     10.00%     06/15/99.........................................................     50,000        52,570
     Paramount Communications Inc.
     5.875%    07/15/00..........................................................     50,000        48,401
     Petroleos Mexicanos
     7.75%     10/29/99..........................................................     15,000        15,075(b)
     Provident Capital Trust
     8.60%     12/01/26..........................................................      5,000         4,900
     Reliance Industries Ltd.
     10.375%    06/24/16.........................................................      5,000         5,459(b)
     10.50%     08/06/46.........................................................      5,000         5,693(b)
     Republic of Philippines
     8.60%     06/15/27..........................................................      5,000         4,950
     Republic of Poland
     3.75%     10/27/14..........................................................     10,000         8,688
     Riggs Capital Trust
     8.625%    12/31/26..........................................................     10,000         9,886(b)
     RJR Nabisco Inc.
     8.00%     07/15/01..........................................................     50,000        50,487
     Sun Life Canada Capital Trust
     8.526%    05/29/49..........................................................     15,000        15,561(b)
     Tele-Communications Inc.
     8.25%     01/15/03..........................................................     35,000        36,219
     Tenet Healthcare Corp.
     8.00%     01/15/05..........................................................     10,000        10,025
     Time Warner Entertainment Co. L.P.
     10.15%     05/01/12.........................................................     50,000        60,664
     Time Warner Pass-Through Asset Trust
     6.10%     12/30/01..........................................................     25,000        23,947
     Triton Energy Ltd.
     8.75%     04/15/02..........................................................      7,000         7,280

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Fixed Income Portfolio                           81
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     United Co. Financial Corp.
     7.00%     07/15/98..........................................................     50,000        50,195
     Washington Mutual Capital
     8.375%    06/01/27..........................................................     12,000        12,193
     WorldCom Inc.
     7.55%     04/01/04..........................................................     15,000        15,281
                                                                                                ----------
     Total Corporate Notes
            (Cost $1,211,089)....................................................                1,233,990
                                                                                                ----------
MORTGAGE-BACKED-32.3%
     Federal Home Loan Mortgage Corp.
     7.50%     TBA...............................................................     90,000        90,253(c)
     9.00%     02/01/17-12/01/25.................................................    413,850       438,151
                                                                                                ----------
                                                                                                   528,404
                                                                                                ----------
     Federal National Mortgage Assoc.
     6.50%     01/01/04..........................................................      2,165         2,146
     7.50%     TBA...............................................................     45,000        45,056(c)
     8.00%     TBA...............................................................     40,000        40,887(c)
     8.50%     12/01/24..........................................................     40,860        42,616
                                                                                                ----------
                                                                                                   130,705
                                                                                                ----------
     Government National Mortgage Assoc.
     6.50%     05/15/24..........................................................     39,951        38,465
     7.00%     08/20/26..........................................................     64,908        66,348(h)
     7.50%     12/15/23..........................................................    107,980       108,790
     8.00%     03/15/23-12/15/23.................................................    116,699       120,016
     8.50%     10/15/17..........................................................    172,802       182,413
                                                                                                ----------
                                                                                                   516,032
                                                                                                ----------
     Mid State Trust
     7.54%     07/01/35..........................................................     10,000        10,061
                                                                                                ----------
     COLLATERALIZED MORTGAGE OBLIGATIONS
     Aetna Commercial Mortgage Trust
     6.42%     12/26/30..........................................................     15,714        15,697
     Asset Securitization Corp.
     7.41%     01/13/30..........................................................     50,000        51,375
     BHN Mortgage Trust
     7.916%    07/25/09..........................................................      9,840         9,987

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

82                           Variable Investment Trust-GE Fixed Income Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                   PRINCIPAL
                                                                                   AMOUNT ($)   VALUE ($)
                                                                                   ----------   ----------
     DLJ Mortgage Acceptance Corp.
     6.85%     12/17/27..........................................................     40,000        39,575(b)
     Federal National Mortgage Assoc.
     5.44%     07/01/26..........................................................      2,876         1,956(d,e)
     7.00%     06/18/20..........................................................     29,489        29,609
     7.00%     09/01/23-10/01/23.................................................    136,426        45,727(f)
     7.148%    10/17/09..........................................................     14,000        14,092
     7.17%     01/17/13..........................................................      6,000         6,047
     7.41%     03/25/21..........................................................     18,000        18,630
     8.50%     07/25/22..........................................................     20,776         6,776(f)
     9.00%     05/25/22..........................................................     13,585         4,551(f)
     Federal National Mortgage Assoc. REMIC
     6.856%    06/17/11..........................................................     11,000        10,886
     6.95%     07/25/20..........................................................     19,000        16,465(d,e)
     6.96%     12/25/22..........................................................         24            24
     6.96%     12/25/22..........................................................     13,436         9,809(d,e)
     7.23%     09/17/09..........................................................      7,000         7,079
     7.62%     12/17/04..........................................................     15,000        15,469
     7.82%     09/25/23..........................................................     34,748        21,240(d,e)
     8.62%     09/25/23..........................................................     35,000        21,579(d,e)
     9.51%     10/25/23..........................................................     13,979        10,659(d,e)
     Morgan Stanley Capital Inc.
     6.477%    10/15/10..........................................................    153,224       151,309(b)
                                                                                                ----------
                                                                                                   508,541
                                                                                                ----------
     Total Mortgage-Backed
            (Cost $1,686,051)....................................................                1,693,743
                                                                                                ----------
     Total Bonds and Notes
            (Cost $4,933,700)....................................................                4,971,953
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Fixed Income Portfolio                           83
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                     NUMBER
                                                                                   OF SHARES    VALUE ($)
                                                                                   ----------   ----------
PREFERRED STOCK-1.4%
     Beacon Properties Corp., 8.98%..............................................        765        19,268
     Entergy Gulf States Inc., $1.75.............................................        380         9,500
     First Industrial Reality Trust Inc., 8.625%.................................        665        16,625
     News Corp. Exchange Trust, 5.00%............................................        150         9,720(b)
     UDS Capital, 8.32%..........................................................        715        17,696
                                                                                                ----------
     Total Preferred Stock
            (Cost $72,111).......................................................                   72,809
                                                                                                ----------
     Total Investments in Securities
            (Cost $5,005,811)....................................................                5,044,762
                                                                                                ----------

SHORT-TERM INVESTMENTS-10.5%
     GEI Short-Term Investment Fund
            (Cost $549,529)......................................................    549,529       549,529
     Other Assets and Liabilities, net (6.8%)....................................                (354,139)
                                                                                                ----------
NET ASSETS-100%..................................................................               $5,240,152
                                                                                                ----------
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

84                           Variable Investment Trust-GE Money Market Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

                                                                                  PRINCIPAL     AMORTIZED
                                                                                  AMOUNT ($)     COST ($)
                                                                                  ----------    ----------
SHORT-TERM INVESTMENTS-98.8%
U.S. GOVERNMENTS(d)-48.9%
     Federal Home Loan Mortgage Corp.
     5.66%     07/03/97........................................................     190,000        189,942
     5.52%     07/07/97........................................................     180,000        179,837
     5.53%     07/08/97........................................................     100,000         99,894
     5.53%     07/10/97........................................................     180,000        179,756
     5.74%     08/08/97........................................................     240,000        238,598
     5.64%     09/15/97........................................................     200,000        197,703
                                                                                                ----------
                                                                                                 1,085,730
                                                                                                ----------
     Federal National Mortgage Assoc.
     5.60%     07/01/97........................................................     150,000        150,000
     5.72%     07/09/97........................................................     100,000         99,877
     5.53%     07/14/97........................................................     200,000        199,608
     5.64%     07/18/97........................................................     150,000        149,610
     5.51%     09/12/97........................................................     180,000        178,015
     5.64%     09/15/97........................................................     180,000        177,933
     5.88%     11/06/97........................................................     120,000        117,617
                                                                                                ----------
                                                                                                 1,072,660
                                                                                                ----------
     Total U.S. Governments
            (Cost $2,158,390)..................................................                  2,158,390
                                                                                                ----------
COMMERCIAL PAPER(d)-25.9%
     Abbey National PLC
     5.64%     09/25/97........................................................     180,000        177,611
     Associates Corp. of North America
     6.20%     07/01/97........................................................     100,000        100,000
     Koch Industries
     5.54%     07/03/97........................................................     200,000        199,939
     Merrill Lynch & Co. Inc.
     5.69%     08/27/97........................................................     180,000        178,401
     Norwest Corp.
     5.61%     09/24/97........................................................     170,000        167,780
     Toronto Dominion Bank
     5.65%     08/22/97........................................................     180,000        178,552
     UBS Finance Delaware Inc.
     5.79%     07/01/97........................................................     140,000        140,000
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

Variable Investment Trust-GE Money Market Portfolio                           85
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED), CONTINUED

                                                                                  PRINCIPAL     AMORTIZED
                                                                                  AMOUNT ($)     COST ($)
                                                                                  ----------    ----------
     Total Commercial Paper
            (Cost $1,142,283)..................................................                  1,142,283
                                                                                                ----------
CERTIFICATES OF DEPOSIT-24.0%
     Algemene Bank Nederland N.V.
     5.59%     07/30/97........................................................     180,000        180,000
     Bank of Nova Scotia
     5.69%     07/22/97........................................................     170,000        170,000
     Bayerische Hypotheken Bank
     5.65%     09/09/97........................................................     150,000        150,000
     Bayerische Vereinsbank AG
     5.68%     07/16/97........................................................     180,000        180,000
     Societe Generale
     5.59%     08/18/97........................................................     180,000        180,000
     Swiss Bank Corp.
     5.67%     07/03/97........................................................     200,000        200,000
                                                                                                ----------
     Total Certificates of Deposit
            (Cost $1,060,000)..................................................                  1,060,000
                                                                                                ----------
     Total Short Term Investments
            (Cost $4,360,673)..................................................                  4,360,673
     Other Assets and Liabilities, net 1.2%....................................                     54,275
                                                                                                ----------
NET ASSETS-100%................................................................                 $4,414,948
                                                                                                ----------
                                                                                                ----------

--------------------------------------------------------------------------------
         SEE NOTES TO SCHEDULE OF INVESTMENTS AND FINANCIAL STATEMENTS.

86                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $14,424, $36,887 and $334,761 or 0.1%, 0.4% and 6.4% of net assets for the
     GE U.S. Equity, GE International Equity and GE Fixed Income Portfolios, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(f) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(g) At June 30, 1997, all or a portion of this security was pledged to cover collateral requirements for futures and TBAs.

(h) Adjustable rate mortgage coupon. The stated rate represents the rate at June 30, 1997.

ABBREVIATIONS:

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

Pfd.--Preferred

Regd.--Registered

REMIC--Real Estate Mortgage Investment Conduit

SDR--Special Drawing Rights

--------------------------------------------------------------------------------

Variable Investment Trust                                                     87
--------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

88                                                     Variable Investment Trust
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

                                                      GE U.S.     GE INTERNATIONAL    GE FIXED     GE MONEY
                                                      EQUITY           EQUITY          INCOME       MARKET
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                    -----------   ----------------   ----------   ----------
ASSETS
Investments in securities, at market (cost
  $15,718,502, $7,131,428, $5,005,811
  and $0, respectively)............................ $21,246,400      $9,084,771      $5,044,762   $   --
Short-term investments (at amortized cost).........     578,019          30,588         549,529    4,360,673
Cash...............................................          77          17,709             793       50,261
Foreign currency (cost $648, $104,373, $0, and $0,
  respectively)....................................         640         103,829          --           --
Receivable for investments sold....................     199,334          63,384         679,538       --
Income receivables.................................      27,354          33,525          75,550        8,903
Receivable for fund shares sold....................       8,491           7,009           3,806        2,051
Deferred organizational costs......................       7,910           7,910           7,910        7,910
                                                    -----------   ----------------   ----------   ----------
Total assets.......................................  22,068,225       9,348,725       6,361,888    4,429,798
                                                    -----------   ----------------   ----------   ----------
LIABILITIES
Distributions payable to shareholders..............     --             --                 4,593        3,065
Payable for investments purchased..................     217,399          86,951       1,102,408       --
Payable for fund shares repurchased................          14        --                 3,585        2,051
Payable to GEIM....................................      22,041          16,846          11,150        9,734
                                                    -----------   ----------------   ----------   ----------
Total liabilities..................................     239,454         103,797       1,121,736       14,850
                                                    -----------   ----------------   ----------   ----------
NET ASSETS......................................... $21,828,771      $9,244,928      $5,240,152   $4,414,948
                                                    -----------   ----------------   ----------   ----------
                                                    -----------   ----------------   ----------   ----------
NET ASSETS CONSIST OF:
     Capital paid in............................... $14,862,007      $6,567,323      $5,232,179   $4,414,967
     Undistributed (overdistributed) net investment
       income......................................     109,789          52,565             325       --
     Accumulated net realized gain (loss)..........   1,329,137         673,678         (31,303)         (19)
     Net unrealized appreciation/(depreciation) on:
       Investments.................................   5,527,898       1,953,343          38,951       --
       Foreign currency transactions...............         (60)         (1,981)         --           --
                                                    -----------   ----------------   ----------   ----------
NET ASSETS......................................... $21,828,771      $9,244,928      $5,240,152   $4,414,948
                                                    -----------   ----------------   ----------   ----------
                                                    -----------   ----------------   ----------   ----------

Shares outstanding ($.001 par value)...............     870,592         451,614         444,021    4,414,967
Net asset value, offering and redemption price per
  share............................................ $     25.07      $    20.47      $    11.80   $     1.00

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

Variable Investment Trust                                                     89
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                          GE U.S.     GE INTERNATIONAL   GE FIXED    GE MONEY
                                                           EQUITY          EQUITY         INCOME      MARKET
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO   PORTFOLIO
                                                         ----------   ----------------   ---------   --------
INVESTMENT INCOME
Income:
    Dividends..........................................  $  167,024      $  104,437      $   1,496   $ --
    Interest...........................................      24,747           5,264        187,385    120,236
    Less: Foreign taxes withheld.......................      (1,654)        (12,592)        --         --
                                                         ----------   ----------------   ---------   --------
Total income...........................................     190,117          97,109        188,881    120,236
                                                         ----------   ----------------   ---------   --------
EXPENSES:
    Advisory and administration fees...................      53,750          35,567         12,982      6,654
    Transfer agent.....................................       4,215           4,215          4,215      4,215
    Trustees' fees.....................................       4,322           1,729          1,298      1,081
    Custody and accounting.............................       1,271             509            382        319
    Legal..............................................      10,172           4,069          3,052      2,543
    Audit..............................................      12,715           5,086          3,814      3,178
    Amortization of deferred organization expense......       1,566           1,566          1,566      1,566
    Other expenses.....................................         509             203            152        126
                                                         ----------   ----------------   ---------   --------
Total expenses before waiver...........................      88,520          52,944         27,461     19,682
Less: Expenses waived or borne by the advisor..........     (10,338)         (2,731)        (7,987)    (8,593)
                                                         ----------   ----------------   ---------   --------
Net expenses...........................................      78,182          50,213         19,474     11,089
                                                         ----------   ----------------   ---------   --------
Net investment income..................................     111,935          46,896        169,407    109,147
                                                         ----------   ----------------   ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
    Investments........................................     718,034         635,311        (11,383)        (1)
    Futures............................................     162,325        --                  198     --
    Written options....................................      --            --                  377     --
    Foreign currency transactions......................         (60)         (7,078)        --         --
Increase (decrease) in unrealized
  appreciation/(depreciation) on:
    Investments........................................   2,413,755         288,642         (3,745)    --
    Futures............................................       8,850        --               --         --
    Foreign currency transactions......................        (309)         (1,841)        --         --
                                                         ----------   ----------------   ---------   --------
Net realized and unrealized gain (loss) on
  investments..........................................   3,302,595         915,034        (14,553)        (1)
                                                         ----------   ----------------   ---------   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $3,414,530      $  961,930      $ 154,854   $109,146
                                                         ----------   ----------------   ---------   --------
                                                         ----------   ----------------   ---------   --------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

90
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                GE U.S. EQUITY PORTFOLIO
                                                                          -------------------------------------
                                                                          SIX MONTHS ENDED
                                                                           JUNE 30, 1997         YEAR ENDED
                                                                                (a)           DECEMBER 31, 1996
                                                                          ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income................................................     $    111,935         $   263,127
  Net realized gain (loss) on investments, futures, written options,
     and foreign currency transactions.................................          880,299           1,083,526
  Net increase (decrease) in unrealized appreciation/(depreciation)....        2,422,296           1,564,581
                                                                          ----------------    -----------------
  Net increase from operations.........................................        3,414,530           2,911,234
                                                                          ----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................................         --                  (266,657)
  Net realized gains...................................................         --                (1,569,398)
                                                                          ----------------    -----------------
Total distributions....................................................         --                (1,836,055)
                                                                          ----------------    -----------------
Increase (decrease) in net assets from operations and distributions....        3,414,530           1,075,179
                                                                          ----------------    -----------------

SHARE TRANSACTIONS:
  Proceeds from sale of shares.........................................          715,294           6,384,529
  Value of distributions reinvested....................................         --                 1,836,055
  Cost of shares redeemed..............................................         (327,594)           (340,318)
                                                                          ----------------    -----------------
Net increase (decrease) from share transactions........................          387,700           7,880,266
                                                                          ----------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS................................        3,802,230           8,955,445

NET ASSETS
Beginning of period....................................................       18,026,541           9,071,096
                                                                          ----------------    -----------------
End of period..........................................................     $ 21,828,771         $18,026,541
                                                                          ----------------    -----------------
                                                                          ----------------    -----------------

Undistributed (overdistributed) net investment income, end of period...     $    109,789         $       267
                                                                          ----------------    -----------------
                                                                          ----------------    -----------------

CHANGES IN PORTFOLIO SHARES:
Shares sold by subscription............................................           31,286             313,305
Issued for distributions reinvested....................................         --                    85,239
Shares redeemed........................................................          (14,493)            (15,566)
                                                                          ----------------    -----------------
Net increase (decrease) in Portfolio shares............................           16,793             382,978
                                                                          ----------------    -----------------
                                                                          ----------------    -----------------

-----------------------
(a) Unaudited.

--------------------------------------------------------------------------------



Variable Investment Trust                                                     91
--------------------------------------------------------------------------------


                                                             GE INTERNATIONAL EQUITY PORTFOLIO      GE FIXED INCOME PORTFOLIO
                                                            -----------------------------------  -------------------------------
                                                           SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                            JUNE 30, 1997      YEAR ENDED       JUNE 30, 1997      YEAR ENDED
                                                                 (a)        DECEMBER 31, 1996        (a)        DECEMBER 31, 1996
                                                            --------------  -----------------  ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.................................    $   46,896      $    34,224         $  169,407        $   296,905
  Net realized gain (loss) on investments, futures,
    written options, and foreign currency transactions..       628,233          334,449            (10,808)           (20,781)
  Net increase (decrease) in unrealized
    appreciation/(depreciation).........................       286,801          735,117             (3,745)          (101,681)
                                                               --------    -------------       --------------    -------------
  Net increase from operations..........................       961,930        1,103,790            154,854            174,443
                                                               --------    -------------       --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................      --                (32,331)          (169,407)          (296,905)
  Net realized gains....................................      --               (702,363)          --                 (114,424)
                                                              ---------    -------------       --------------    -------------
Total distributions.....................................                       (734,694)          (169,407)          (411,329)
                                                              ---------   --------------       -------------     -------------
Increase (decrease) in net assets from operations
  and distributions.....................................       961,930          369,096            (14,553)          (236,886)
                                                               --------    -------------       --------------    -------------

SHARE TRANSACTIONS:
  Proceeds from sale of shares..........................       152,067          941,134             67,801          2,351,196
  Value of distributions reinvested.....................                        734,691            170,345            405,749
  Cost of shares redeemed...............................       (74,098)        (203,915)          (371,136)          (403,559)
                                                               --------    -------------       --------------    -------------
Net increase (decrease) from share transactions.........        77,969        1,471,910           (132,990)         2,353,386
                                                               --------    -------------       --------------    -------------


TOTAL INCREASE (DECREASE) IN NET ASSETS.................     1,039,899        1,841,006           (147,543)         2,116,500

NET ASSETS
Beginning of period.....................................     8,205,029        6,364,023          5,387,695          3,271,195
                                                             ----------   --------------      -------------     --------------
End of period...........................................     9,244,928      $ 8,205,029         $5,240,152        $ 5,387,695
                                                             ----------   --------------      -------------     -------------
                                                             ----------   --------------      -------------     -------------

Undistributed (overdistributed) net investment income,
  end of period.........................................    $   52,565      $      (320)        $      325        $    (3,063)
                                                            -----------   --------------       -------------     -------------
                                                            -----------   --------------       -------------     -------------

CHANGES IN PORTFOLIO SHARES:
Shares sold by subscription.............................         8,134           51,543              5,790            193,912
Issued for distributions reinvested.....................            --           40,501             14,531             34,209
Shares redeemed.........................................        (3,948)         (10,953)           (31,530)           (33,870)
                                                               --------    -------------       --------------    -------------
Net increase (decrease) in Portfolio shares.............         4,186           81,091            (11,209)           194,251
                                                               --------    -------------       --------------    -------------
                                                               --------    -------------       --------------    -------------

                                                                              GE MONEY MARKET PORTFOLIO
                                                                        --------------------------------------
                                                                        SIX MONTHS ENDED
                                                                         JUNE 30, 1997          YEAR ENDED
                                                                              (a)            DECEMBER 31, 1996
                                                                        ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................   $    109,147         $     251,469
  Net realized gain (loss) on investments, futures, written options,
     and foreign currency transactions................................             (1)                  (18)
  Net increase (decrease) in unrealized appreciation/(depreciation)...       --                   --
                                                                       ----------------     -----------------
  Net increase from operations........................................        109,146               251,451
                                                                       ----------------     -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............................................       (109,147)             (245,602)
  Net realized gains..................................................       --                   --
                                                                       ----------------     -----------------
Total distributions...................................................       (109,147)             (245,602)
                                                                       ---------------     -----------------
Increase (decrease) in net assets from operations and distributions...             (1)                5,849
                                                                       ----------------     -----------------

SHARE TRANSACTIONS:
  Proceeds from sale of shares........................................        941,661             6,445,298
  Value of distributions reinvested...................................        109,500               242,158
  Cost of shares redeemed.............................................     (1,026,686)           (7,413,133)
                                                                       ----------------     -----------------
Net increase (decrease) from share transactions.......................         24,475              (725,677)
                                                                       -----------------    -----------------


TOTAL INCREASE (DECREASE) IN NET ASSETS...............................         24,474              (719,828)

NET ASSETS
Beginning of period...................................................      4,390,474             5,110,302
                                                                       --------------     -----------------
End of period.........................................................   $  4,414,948         $   4,390,474
                                                                       ---------------     -----------------
                                                                       ---------------     -----------------

Undistributed (overdistributed) net investment income, end of period..   $   --               $       6,590
                                                                       ---------------     -----------------
                                                                       ---------------     -----------------

CHANGES IN PORTFOLIO SHARES:
Shares sold by subscription...........................................        941,661             6,445,298
Issued for distributions reinvested...................................        109,500               242,158
Shares redeemed.......................................................     (1,026,686)           (7,413,133)
                                                                       ----------------     -----------------
Net increase (decrease) in Portfolio shares...........................         24,475              (725,677)
                                                                       ----------------     -----------------
                                                                       ----------------     -----------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

92
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Selected data based on a share outstanding throughout the periods indicated (June 30, 1997 data is unaudited)

                                                         GE U.S. EQUITY
                                                            PORTFOLIO
                                                --------------------------------
                                                6/30/97   12/31/96  12/31/95 (c)
                                                -------   --------  ------------
Net asset value, beginning
  of period.................................... $ 21.11   $ 19.27      $15.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income........................    0.13      0.34        0.46
  Net realized and unrealized
    gains (losses) on
    investments................................    3.83      3.90        4.87
                                                -------   --------  ------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS........................    3.96      4.24        5.33
                                                -------   --------  ------------

LESS DISTRIBUTIONS FROM:
  Net investment income........................    0.00      0.35        0.47
  Net realized gains...........................    0.00      2.05        0.59
                                                -------   --------  ------------
TOTAL DISTRIBUTIONS............................    0.00      2.40        1.06
                                                -------   --------  ------------
NET ASSET VALUE, END
  OF PERIOD.................................... $ 25.07   $ 21.11      $19.27
                                                -------   --------  ------------
                                                -------   --------  ------------
TOTAL RETURN (a)...............................   18.76%    21.72 %     35.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)............................. $21,829   $18,027      $9,071
  Ratios to average
    net assets:
     Net investment income*....................    1.14%     1.80 %      2.10%
     Expenses*.................................    0.80%     0.80 %      0.80%
     Gross Expenses*...........................    0.90%     0.88 %      1.03%
  Portfolio turnover rate......................      14%       35 %        71%
  Average brokerage
    commissions (b)............................ $  .053   $  .071         N/A



--------------------------------------------------------------------------------

Variable Investment Trust                                                     93
--------------------------------------------------------------------------------


                                     GE INTERNATIONAL EQUITY                 GE FIXED INCOME                    GE MONEY MARKET
                                            PORTFOLIO                           PORTFOLIO                          PORTFOLIO
                                -------------------------------   --------------------------------  --------------------------------
                                6/30/97  12/31/96  12/31/95 (c)   6/30/97   12/31/96  12/31/95 (c)  6/30/97   12/31/96  12/31/95 (c)
                                -------  --------  ------------   -------   --------  ------------  -------   --------  ------------
Net asset value, beginning
  of period................... $18.34    $17.37      $15.00      $11.84     $12.53      $12.00       $ 1.00     $ 1.00      $ 1.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income.......   0.12      0.08        0.21        0.39       0.76        0.82         0.02       0.05        0.05
  Net realized and unrealized
    gains (losses) on
    investments...............   2.01      2.70        2.45       (0.05 )    (0.43)       1.13         0.00       0.00        0.01
                               -------   -------  ------------   -------   --------  ------------    -------   --------  ----------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS.......   2.13      2.78        2.66        0.34       0.33        1.95         0.02       0.05        0.06
                               -------   -------  ------------   -------   --------  ------------    -------   --------  ----------

LESS DISTRIBUTIONS FROM:
  Net investment income.......   0.00      0.08        0.14        0.38       0.76        0.84         0.02       0.05        0.06
  Net realized gains..........   0.00      1.73        0.15        0.00       0.26        0.58         0.00       0.00        0.00
                               -------   -------  ------------   -------   --------  ------------    -------   --------  ----------
TOTAL DISTRIBUTIONS...........   0.00      1.81        0.29        0.38       1.02        1.42         0.02       0.05        0.06
                               -------   -------  ------------   -------   --------  ------------    -------   --------  ----------
NET ASSET VALUE, END
  OF PERIOD................... $20.47    $18.34      $17.37      $11.80     $11.84      $12.53       $ 1.00     $ 1.00      $ 1.00
                               -------   -------  ------------   -------   --------  ------------    -------   --------  ----------
                               -------   -------  ------------   -------   --------  ------------    -------   --------  ----------
TOTAL RETURN (a)..............  11.61 %   16.10%      17.74%       2.94 %     2.92%      16.83%        2.47 %     4.87%       5.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)............ $9,245    $8,205      $6,364      $5,240     $5,388      $3,271       $4,415     $4,390      $5,110
  Ratios to average
    net assets:
     Net investment income*...   1.12 %    0.46%       0.88%       6.49 %     6.37%       6.52%        4.90 %     4.88%       5.41%
     Expenses*................   1.20 %    1.20%       1.20%       0.75 %     0.75%       0.75%        0.50 %     0.50%       0.50%
     Gross Expenses*..........   1.26 %    1.36%       1.35%       1.05 %     1.03%       1.15%        0.88 %     0.93%       0.87%
  Portfolio turnover rate.....     49 %      26%         60%        153 %      222%        253%         N/A        N/A         N/A
  Average brokerage
    commissions (b)........... $ .015    $ .048         N/A         N/A        N/A         N/A          N/A        N/A         N/A


------------
NOTES TO FINANCIAL HIGHLIGHTS
(a) Total returns assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.
(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the Securities Exchange Act of 1934.
(c) Information is for the period January 3, 1995, commencement of investment operations, through December 31, 1995.
 *  Annualized for periods less than one year.

--------------------------------------------------------------------------------

94                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION OF THE PORTFOLIOS. Variable Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Trust was formed as a Massachusetts business trust pursuant to a Declaration of Trust (as amended) on February 25, 1994. The Declaration authorizes the Trust's Trustees to create separate series, each with an unlimited number of shares of beneficial interest. The Trust is comprised of five investment portfolios (the "Portfolios") only four of which are currently being offered through the Power Portfolio Variable Annuity, as follows: GE U.S. Equity Portfolio, GE International Equity Portfolio, GE Fixed Income Portfolio and GE Money Market Portfolio.

  Shares of the Trust are offered only to insurance company separate accounts that fund certain variable contracts. These insurance companies may include insurance companies affiliated with GEIM, the investment adviser and administrator of each Portfolio. As of June 30, 1997, Great Northern Insured Annuity Corporation, an affiliated insurance company, controlled the Portfolios by ownership, through separate accounts (the "Accounts", of virtually all of the Portfolios' shares of beneficial interest. The Trust may in the future offer shares of some or all of the Portfolios to variable life insurance separate accounts.

  On or about May 16, 1997, GNA and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain investment portfolios of GE Investments Funds, Inc. ("GEIF") for shares of the Portfolios currently held by the Accounts. The effect of such a share substitution would be to replace the Portfolios of Variable Investment Trust with those of GEIF as investment options under the variable annuity contracts.

  If the proposed substitutions are approved and carried out, each contract owner affected by the substitution will be sent a written notice informing them that the substitutions were approved and carried out and that they may make one transfer of all amounts under their contract from the affected Portfolios on the date of the notice to any GEIF portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. The following summarizes the significant accounting policies of the Trust:

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

  SECURITY VALUATION AND TRANSACTIONS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign

--------------------------------------------------------------------------------

Variable Investment Trust                                                     95
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Directors of the Portfolios.

  GE Money Market Portfolio values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

  Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

  FOREIGN CURRENCY. Accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

  The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.

  INCOME TAXES. It is each Portfolio's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At June 30, 1997, the GE Fixed Income Portfolio had a capital loss carryover of $15,499 which expires December 31, 2004. Any net capital and currency losses incurred after October 31, within the Portfolio's tax year, are deemed to arise on the first day of the Portfolio's next tax year if the Portfolio so elects to defer such losses.

  INVESTMENT INCOME. Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the

--------------------------------------------------------------------------------

96                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

accrual basis. All discounts and premiums on taxable bonds are amortized to call or maturity date, whichever is shorter using the effective yield method.

  EXPENSES. Expenses of the Trust which are directly identifiable to a specific Portfolio are allocated to that Portfolio. Expenses which are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios. All expenses of the Portfolios are paid by the Investment Adviser and reimbursed by the Portfolios up to the voluntary expense limitations.

  DISTRIBUTIONS TO SHAREHOLDERS. GE Fixed Income Portfolio and GE Money Market Portfolio declare investment income dividends daily and pay them monthly. GE U.S. Equity Portfolio and GE International Equity Portfolio declare and pay dividends of net investment income annually. All Portfolios declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Portfolios' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

  DEFERRED ORGANIZATIONAL COSTS. Organizational expenses applicable to the Portfolios have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.

  WHEN-ISSUED SECURITIES. The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous yields. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

  REPURCHASE AGREEMENTS. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolios. It is the policy of the Portfolios to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

  FUTURES AND OPTIONS. The Portfolios, other than the GE Money Market Portfolio, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market

--------------------------------------------------------------------------------

Variable Investment Trust                                                     97
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Portfolios may invest in futures contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Portfolio, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

  Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the futures contract is closed. The Portfolio will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

  OTHER. There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

3.  FEES AND COMPENSATION PAID TO AFFILIATES.

  ADVISORY AND ADMINISTRATION FEES. Compensation of GEIM, the Portfolio's Investment Adviser and Administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Portfolio. Such advisory and administration fees are based on the annual rates listed in the table below. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory and administration fees) for each Portfolio as indicated in the following table:

                                                             ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
                                                                ADVISORY AND          LIMITATION OF OTHER
                                                             ADMINISTRATION FEES      OPERATING EXPENSES
                                                             -------------------      -------------------
GE U.S Equity Portfolio.................................             .55%                     .25%
GE International Equity Portfolio.......................             .85%                     .35%
GE Fixed Income Portfolio...............................             .50%                     .25%
GE Money Market Portfolio...............................             .30%                     .20%

--------------------------------------------------------------------------------

98                                                     Variable Investment Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

  TRUSTEES' FEES. The Portfolios pay no compensation to their Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $5,000 and an additional fee of $500 for each Trustees' meeting attended.

4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION. Aggregate gross unrealized appreciation/ (depreciation) of investments for each Portfolio at June 30, 1997, were as follows:

                                                                   GROSS           GROSS            NET
                                                                 UNREALIZED      UNREALIZED      UNREALIZED
                                                                APPRECIATION    DEPRECIATION    APPRECIATION
                                                                ------------    ------------    ------------
GE U.S. Equity Portfolio.....................................    $5,600,631       $ 72,733       $5,527,898
GE International Equity Portfolio............................     2,085,827        132,484        1,953,343
GE Fixed Income Portfolio....................................        46,597          7,646           38,951

  The aggregate cost of each Portfolio's investments was substantially the same for book and federal income tax purposes at June 30, 1997.

5. OPTIONS. During the period ended June 30, 1997, the following option contracts were written:

                                                                                GE FIXED INCOME PORTFOLIO
                                                                                -------------------------
                                                                                   NUMBER
                                                                                OF CONTRACTS      PREMIUM
                                                                                ------------      -------
Balance as of December 31, 1996............................................        --              $--
Written....................................................................          142             388
Closed and Expired.........................................................         (142)           (388)
Exercised..................................................................        --               --
                                                                                ------------      -------
Balance as of June 30, 1997................................................        --              $--
                                                                                ------------      -------
                                                                                ------------      -------

--------------------------------------------------------------------------------

Variable Investment Trust                                                     99
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

6. INVESTMENT TRANSACTIONS. The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended June 30, 1997, were as follows:


                                                    PURCHASES       SALES
                                                   -----------   -----------

GE U.S. Equity Portfolio........................   $ 4,678,898   $ 2,522,192
GE International Equity Portfolio...............     4,186,465     4,009,666
GE Fixed Income Portfolio.......................     1,979,467     1,248,539


  The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended June 30, 1997, were as follows:


                                                      PURCHASES       SALES
                                                     -----------   -----------

GE U.S. Equity Portfolio...........................  $    45,651   $    20,012
GE Fixed Income Portfolio.........................     5,723,244     6,588,392

--------------------------------------------------------------------------------

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            GREAT NORTHERN INSURED ANNUITY CORPORATION*

            *DOING BUSINESS IN TEXAS AS GNA INSURANCE COMPANY

            Two Union Square o  Suite 900  o  P.O. Box 490
            Seattle, Washington 98111-0490


                                                            ------------
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                                                            U.S. POSTAGE
                                                            PAID
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                                                            RICHMOND, VA
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                                    [LOGO]
                                POWER PORTFOLIO(sm)
                                VARIABLE ANNUITY
                               SEMI-ANNUAL REPORT
                               ------------------

                                 June 30, 1997



                           GNA VARIABLE SERIES TRUST

                           VARIABLE INVESTMENT TRUST

                           -------------------------

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                       Corporate Office: Two Union Square
                   P.O. Box 490  o  Seattle, Washington
                                   98111-0490
                                 (206) 625-1755

                        VARIABLE ANNUITY SERVICE CENTER:
                      300 Berwyn Park  o  Berwyn, PA
                                   19312-0031
                                 (800) 455-0870

                      THE POWER PORTFOLIO VARIABLE ANNUITY
                      IS OFFERED BY GNA DISTRIBUTORS, INC.